The Flex-funds
--------------
      The Muirfield Fund

      The Dynamic Growth Fund

      The Aggressive Growth Fund

      The Highlands Growth Fund

      The Total Return Utilities Fund

      The U.S. Government Bond Fund

      The Money Market Fund



      2002 Semi-Annual Report
      June 30, 2002


                                   [GRAPHIC]



                                       The Flex-funds
                                       --------------

                                       Managed by a Meeder Financial Company

                                       6000 Memorial Drive, Dublin Ohio, 43017

                                       Call Toll Free 800-325-3539 I 760-2159

                                       Fax: 614-766-66691 www.fIexfunds.com

                                       Email: flexfunds@meederfinancial.com

The Flex-funds
--------------

2002 Semi-Annual Report

Table of Contents

Semi-Annual Market Commentary ...............................................1
The Muirtield Fund ..........................................................4
The Dynamic Growth Fund .....................................................5
The Aggressive Growth Fund ..................................................6
The Highlands Growth Fund ...................................................7
The Total Return Utilities Fund .............................................8
The U.S. Government Bond Fund ...............................................9
The Money Market Fund ......................................................10
Portfolio Holdings & Financial Statements ..................................12

The Flex-funds
--------------

Semi-Annual Market Commentary

Are we near the end?

This is a question many people have been asking lately, as evidenced by a recent Time magazine cover story titled "The Apocalypse: Why More Americans Are Reading and Talking about the End of the World." For certain, much of this pervasive doom and gloom can be attributed to the terrorist attacks on America -- those that have occurred and those that have been threatened to occur. But this is not the first time that Armageddon has been a front-page topic on newsstands. In fact, it wasn't so long ago that the threat of a nuclear war cast an ominous shadow over our country. During that time, we faced our fair share of adversity but remained a prosperous and productive nation. Once the shadow lifted with the downfall of communism, we enjoyed a long period of robust growth. We have faced dark days before and have prevailed to achieve a brighter future. There is no reason to believe we will not prevail through this challenging period as well.

--------------------------------------------------------------------------------
Since March 2000, the financial markets have tested the investment plans of many individual investors... Now it appears we are in the midst of a test of faith.
--------------------------------------------------------------------------------

Investors, too, have been looking for the end, but one that looks more like the bottom of the stock market slide that has been going on now for much of the last two years. Since March 2000, the financial markets have tested the investment plans of many individual investors, along with their patience, willpower, stamina, psyche, and tolerance for pain. Now it appears we are in the midst of a test of faith. Confidence in corporate America has sunk to a historic low, thanks to the apparent misdeeds of a few top executives at Enron, WorldCom, and other concerns. Unfortunately, many genuine, well-run, and profitable companies were caught in the downdrafts of these corporate collapses. The lack of investor confidence in corporate accounting and reporting tainted the stock market across the board in the first half of 2002, as the S&P 500 Index declined 13% and the Nasdaq Composite Index fell nearly 25%.

Equity Market Overview

Few areas of the stock market were spared from the fallout of declining values in the first six months of 2002, although the mid- and small-cap indices and value stocks tended to suffer less damage than the large-cap indices and growth stocks. To start, the Dow Jones Industrial Average declined nearly 7% for the six months ended June 30, 2002, but did outperform the S&P 500 and Nasdaq Composite indices during the period. Large-cap technology, however, experienced wider losses as the Nasdaq 100 Index (representing the largest 100 companies in the terms of market capitalization traded on the tech-heavy Nasdaq exchange) suffered a 28% decline. Both the S&P 500 and Nasdaq Composite indices tested their September 21 lows near the end of the 2nd Quarter. At the halfway point

                             Continued on page 2>>>

2002 Semi-Annual Report | June 30, 2002

The Flex-funds
--------------

Semi-Annual Market Commentary

Continued from page 1

in the year, both indices were holding above their respective support levels but were poised to fall below them in the weeks to come.

-------------------------------------------------------------------------------
Small- and mid-cap stocks tended to outperform their large-cap counterparts and extend their current trend of strength relative to the broad stock market.
-------------------------------------------------------------------------------

Small- and mid-cap stocks tended to outperform their large-cap counterparts and extend their current trend of strength relative to the broad stock market, although they too lost some ground in the six-month period. The small-cap Russell 2000 Index fell more than 4% in the first half of the year while the mid-cap S&P 400 Index declined over 3%. Of greater significance, both indices remained well above their September 21 lows as of June 30, with a 15% return over this time period.

Part of the reason why small- and mid-cap stocks have held up well while large-cap stocks have declined is that these stocks did not appreciate as much as their large-cap brethren during the euphoric years of the late 90's. Therefore, many of them had less room to fall when the bubble burst, if they fell at all. Moreover, many smaller companies had maintained relatively low profiles throughout the years of the technology boom and were not pressured to produce or manufacture earnings to meet investors' grandiose expectations. Because of their size, many smaller companies tend to get less leeway to practice creative accounting, and their balance sheets generally receive greater scrutiny than those of many larger companies. That is why there have been fewer accounting bombshells from the small-cap arena, and less damage done to the small-cap indices.

-------------------------------------------------------------------------------
The outperformance of value over growth was even more significant among mid- and small-cap stocks.
-------------------------------------------------------------------------------

Value stocks remained in style with investors as the S&P Barra Value Index returned -9.47% for the six months ended June 30, outperforming its growth counterpart by more than seven percentage points. The outperformance of value over growth was even more significant among mid- and small-cap stocks. The S&P Barra Mid-Cap Value Index actually gained 3.47% in the first half of the year, compared with a loss of 10.01% for the mid-cap growth index over the same period. Among small-cap indices, the Russell 2000 Value Index returned a positive 7.26%, strongly outperforming the -17.35% return of the Russell 2000 Growth Index for the first half of 2002. Some of the best relative returns in the stock market, however, were found overseas, as the MSCI EAFE Index of developed international equity markets declined just over 1.5% in the six-month period ended June 30, 2002. Economic recovery in Asia and rising currency values versus the U.S. dollar allowed the global equity index to contain losses relative to the U.S. stock market.

Fixed Income Market Overview

The decline in equity values, plus a less-than-robust outlook for economic recovery, aided the bond market in the 2nd Quarter of 2002. Earlier this year, many investors expected the Federal Reserve to raise rates in the 2nd Quarter as the economic recovery picked up steam and threatened to

The Flex-funds
--------------

Stock investors also fueled the demand for fixed income securities as they fled falling equity prices to seek shelter in the relative safe haven of bonds.
--------------------------------------------------------------------------------

overheat the U.S. market. However, as reports indicated that the recovery was progressing slower than expected, bond investors revised their expectations for imminent Fed rate hikes -- estimates had been as high as a 0.75% increase in the Fed funds target rate by year-end -- and set the stage for a good bond market rally in the 2nd Quarter. Yields fell and prices rose as it became evident that the Federal Reserve would not increase short-term rates until later this year at the earliest. Stock investors also fueled the demand for fixed income securities as they fled falling equity prices to seek shelter in the relative safe haven of bonds.

A strong housing market and sustained consumer spending has kept the U.S. economy afloat during last year's recession and this year's recovery. As we head into the second half of 2002, there are more signs that economic recovery still appears to be on track. Although unemployment remains high, reported at 5.8% in May, the job market showed signs of improvement with gains in non-farm payrolls in April and May. Moreover, near the close of the quarter, the gross domestic product rate for the 1st Quarter was revised upward to 6.1% -- perhaps an unsustainable rate but an encouraging sign that business activity and corporate profits are on the road to a solid recovery.

While this current test of faith is unsettling to many investors, we believe that this crisis of confidence will be resolved in due course. Perhaps just as the bursting of the Internet stock bubble wiped out many companies who did not deserve corporate letterhead much less a Nasdaq listing, these questions of corporate credibility and ethics may put necessary pressure on the weaker players in the market to reform and right their ships. It may also lead to the adoption of tighter accounting and reporting standards and a higher code of conduct on behalf of corporate executives. Whenever this period in our financial history is finally behind us, the winners should emerge much stronger than they were at the start of the downturn. And by sticking with sound investment disciplines throughout this period, so too should investors.

2002 Semi-Annual Report | June 30, 2002

The Flex-funds
--------------

The Muirfield Fund

-----------------------------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns           3       Year          1          5         10         Since
as of June 30, 2002                        Months   -to-Date       year      years      years     Inception
-----------------------------------------------------------------------------------------------------------
The Muirfield Fund                         -5.95%     -3.29%     -7.93%      2.20%      7.42%      8.85%/1/
-----------------------------------------------------------------------------------------------------------
Average Asset Allocation Fund              -6.09%     -5.64%     -7.46%      3.80%      7.87%      9.02%/2/
-----------------------------------------------------------------------------------------------------------
S&P 500 Index                             -13.39%    -13.15%    -17.98%      3.66%     11.42%     12.36%/2/
-----------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                    -20.71%    -24.98%    -32.28%      0.29%     10.01%     10.02%/2/
-----------------------------------------------------------------------------------------------------------

/1/ Inception Date: 8/10/88. /2/ Average annual total return from 8/1/88 to 6/30/02.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

[PHOTO]
Robert S. Meeder Jr.
Portfolio Manager

[PHOTO]
Robert S. Meeder Sr.
Portfolio Manager

The Muirfield Fund strongly outperformed the broad stock market through the first six months of 2002, with a total return of -3.29% compared with the -13.15% six-month return of the S&P 500 Index.

During the first half of 2002, the stock market was divided into two camps. In the first camp were the S&P 500 and Nasdaq Composite indices, which had trouble holding on to gains achieved in the early part of this year and fell to their September 21, 2001 lows. The other camp consisted of small- and mid-cap stocks, which generally held their early gains through May 7th and declined thereafter, but remained above their September 2001 lows at quarter-end.

We adopted a fully-invested equity position in February as a number of indicators in our Defensive Investing discipline turned positive. Market trends were generally positive, especially among small- and mid-cap stocks, and more stocks were advancing than declining and hitting new highs on a daily basis. During the 2nd Quarter, these indicators showed signs of weakness and market trends deteriorated to a point that mandated a reduction in equity exposure. We adopted a

--------------------------------------------------------------------------------
Portfolio Holdings*                                          as of June 30, 2002

                                        1) Cash Equivalents        69%
          [CHART]                       2) Liberty Acorn           20%
                                        3) AIM Small Cap Equity    11%

*Portfolio Holdings are subject to change.

--------------------------------------------------------------------------------
50% defensive position in May and gradually reduced our equity exposure as the quarter progressed.

The Fund has adopted a fully-defensive position as of July 3, 2002, safely positioned for the next low-risk reentry point. During this high-risk market environment, we are seeking to preserve investor capital until our discipline indicates that conditions in the equity market are more positive for investors.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Muirfield Fund during the periods shown above.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

4                                        2002 Semi-Annual Report | June 30, 2002

The Flex-funds
--------------

The Dynamic Growth Fund

--------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total          3    Year-        1      5      Since
Returns as of June 30, 2002       Months  to-Date     year  years  Inception
--------------------------------------------------------------------------------
The Dynamic Growth Fund           -9.47%  -10.45%  -16.43%     --  -15.78%/1/
--------------------------------------------------------------------------------
Meeder Asset Management

Growth Accounts Composite         -9.26%  -10.15%  -16.05%  9.63%   13.38%/2/
--------------------------------------------------------------------------------
Average Growth Fund              -13.12%  -13.25%  -18.62%  3.28%  -14.14%/3/
--------------------------------------------------------------------------------
S&P 500 Index                    -13.39%  -13.15%  -17.98%  3.66%  -11.77%/3/
--------------------------------------------------------------------------------
Nasdaq Composite Index           -20.71%  -24.98%  -32.28%  0.29%  -39.34%/3/
--------------------------------------------------------------------------------

/1/Inception Date: 2/29/00. /2/lnception Date: 12/31/94. /3/Average annual total return from 2/29/00 to 6/30/02.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

[PHOTO]
Robert M. Wagner, CFA
Portfolio Manager

The Dynamic Growth Fund returned -10.45% for the six months ended June 30, 2002, outperforming both the -13.15% return of the S&P 500 Index and the -13.25% return of the average growth fund over the same period.

We began the year with a blended portfolio among equity styles and capitalization ranges, with a slight emphasis on growth funds. As the 1st Quarter progressed, this momentum shifted from growth to value stocks, and from large-cap to small- and mid-cap stocks. In February, we adjusted the Fund's holdings to emphasize small- and mid-cap value funds and reduced our exposure to growth and technology. We maintained this portfolio structure through the close of the 2nd Quarter.

Our decision to skew the Fund's portfolio toward value contributed to our outperformance for the six-month period. Value stocks in general have outpaced growth so far this year, but the divergence was more pronounced among small- and mid-cap stocks. At the start of the 3rd Quarter, we are comfortable with our portfolio structure in light of the ongoing declines among large-cap and growth stocks, and will maintain this structure until evidence emerges of a change in current market conditions.

--------------------------------------------------------------------------------
Portfolio Holdings*                                          as of June 30, 2002



                                           1) PBHG Clipper                  26%
                                           2) AIM Global Trend              17%
                                           3) Federated Market Corp.        12%
                                           4) Invesco Energy A               8%
           [CHART]                         5) AIM Small Cap Equity           8%
                                           6) Icon Basic Materials           7%
                                           7) Icon Leisure Fund              7%
                                           8) Rydex Banking Sector           6%
                                           9) S&P 500 Futures                5%
                                           10) Rydex Consumer Products       2%
                                           11) Rydex OTC Fund                2%

*Portfolio Holdings are subject to change.
--------------------------------------------------------------------------------

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2002, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Dynamic Growth Fund during the periods shown above.

The returns for the Meeder Asset Management Growth Accounts Composite represent a composite of the private accounts managed by Meeder Asset Management, manager of The Flex-funds, which employ a similar investment strategy to The Dynamic Growth Fund. We have included the returns of these privately-managed accounts to show the past performance of the advisor in managing substantially similar accounts to the Growth Portfolio, in which all of the assets of The Dynamic Growth Fund are invested. Please refer to the disclosure on page 11 for a description of what these returns represent and what they do not represent.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

2002 Semi-Annual Report | June 30, 2002                                        5

The Flex-funds
--------------

The Aggressive Growth Fund
-----------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns       3    Year-        1       5       Since
as of June 30, 2002                    Months  to-Date     year   years   Inception
-----------------------------------------------------------------------------------
The Aggressive Growth Fund             -8.74%  -11.96%  -19.49%      -   -21.11%/1/
-----------------------------------------------------------------------------------
Meeder Asset Management Aggressive
Growth Accounts Composite              -8.52%  -11.67%  -19.07%  11.44%   13.82%/2/
-----------------------------------------------------------------------------------
Average Aggressive Growth Fund        -14.55%  -16.33%  -24.32%   1.90%  -25.34%/3/
-----------------------------------------------------------------------------------
S&P 500 Index                         -13.39%  -13.15%  -17.98%   3.66%  -11.77%/3/
-----------------------------------------------------------------------------------
Nasdaq Composite Index                -20.71%  -24.98%  -32.28%   0.29%  -39.34%/3/
-----------------------------------------------------------------------------------

/1/Inception Date: 2/29/00. /2/Inception Date: 12/31/94. /3/Average annual total return from 2/29/00 to 6/30/02.

Source for index and average fund data: Morningstar, Inc.
--------------------------------------------------------------------------------
Semi-Annual Market Perspective

[PHOTO]
Robert M. Wagner, CFA
Portfolio Manager

The Aggressive Growth Fund outperformed both the broad stock market and its peer group for the six months ended June 30,2002. Year-to-date, the Fund returned -11.96%, compared with the -13.15% year-to-date return of the S&P 500 Index and the -16.33% year-to-date return of the average aggressive growth fund, according to Morningstar.

Our diversified portfolio structure helped the Fund outperform its benchmarks throughout the rotational and challenging market environment of the last six months. Momentum swung from growth stocks, which had led the market off its September 21 low, to value stocks early this year. We adjusted the Fund's holdings in February to emphasize the areas of the stock market that were exhibiting strength and to underweight areas of weakness. In doing so, we reduced our exposure to the more volatile sectors of the stock market and built a blended portfolio with a skew toward small- and mid-cap holdings and value funds. We maintained this portfolio structure from February through the end of the 2nd Quarter.

One of the strengths of the Fund's discipline is that it allows us to seek relative strength among the different styles and capitalization ranges of the equity market. This flexibility allows us to occasionally hold value funds in a growth portfolio while they are in favor, and to return to more aggressive positions when relative strength resumes in these areas.
--------------------------------------------------------------------------------
Portfolio Holdings*                                          as of June 30, 2002

                                        1) AIM Small Cap Equity      19%
                                        2) PBHG Clipper Focus        15%
                                        3) AIM Global Trend          13%
                                        4) Rydex Consumer Products   12%
           [CHART]                      5) Babson Enterprise         11%
                                        6) Icon Basic Materials Fund  7%
                                        7) Icon Leisure Fund          6%
                                        8) Invesco Energy A           6%
                                        9) Rydex OTC Fund             5%
                                        10) S&P 500 Futures           3%
                                        11) Rydex Banking Sector      3%

* Portfolio Holdings are subject to change.
--------------------------------------------------------------------------------
Past performance does not guarantee future results. All performance figures represent total and average annual total returns for the periods ended June 30, 2002, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Aggressive Growth Fund during the periods shown above.

The returns for the Meeder Asset Management Aggressive Growth Accounts Composite represent a composite of the private accounts managed by Meeder Asset Management, manager of The Flex-funds, which employ a similar investment strategy to The Aggressive Growth Fund. We have included the returns of these privately-managed accounts to show the past performance of the advisor in managing substantially similar accounts to the Aggressive Growth Portfolio, in which all of the assets of The Aggressive Growth Fund are invested. Please refer to the disclosure on page 11 for a description of what these returns represent and what they do not represent.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.


6                                        2002 Semi-Annual Report | June 30, 2002

The Flex-funds
--------------

The Highlands Growth Fund

-----------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total         3    Year-       1        5      10     Since
Returns as of June 30, 2002      Months  to-Date    year    years   years Inception
-----------------------------------------------------------------------------------
The Highlands Growth Fund       -13.49%  -13.77% -19.75%    2.36%   7.08%  7.34%/1/
-----------------------------------------------------------------------------------
Sector Capital Management
Sector Plus Portfolios          -13.49%  -13.41% -18.11%    3.93%     --  13.77%/2/
-----------------------------------------------------------------------------------
S&P 500 Index                   -13.39%  -13.15% -17.98%    3.66%  11.42% 11.38%/3/
-----------------------------------------------------------------------------------

/1/ Inception Date: 3/20/85 /2/ Inception Date: 12/31/94 /3/ Average annual total return from 3/31/85 to 6/30/02.

Source for index data: Morningstar, Inc.

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

[PHOTO]
William L. Gurner
Portfolio Manager

For the six months ended June 30,2002, The Highlands Growth Fund returned -13.77%, performing in line with the -13.15% total return of the S&P 500 Index over the same period.

During the first half of the year, the stock market was buffeted by concerns over corporate earnings, threats of terrorism, skirmishes in the Middle East and South Asia, and, most importantly, by new and continuing revelations of accounting fraud, corporate governance issues, insider trading, and conflicts of interest among stock analysts at brokerage firms.

However, there was some positive news to build upon. Interest rates and inflation both remained very low, and the economy grew at a robust annualized rate of 6.1% during the 1st Quarter. Corporate earnings continue to improve as well. The bursting of the tech sector bubble is now over two years old, and history says that a recovery in the market and the technology sector should be just around the corner. The Fund is poised to take advantage of a recovery by being well-diversified in all sectors of the market and by employing the expertise of stock-picking specialists in each sector who are focused on fundamentals.

Going forward, the Fund continues to manage risk by following its style-neutral, sector-neutral investment strategy. Throughout history, investors have always done best by not succumbing to panic selling. The proven path to underperformance and losses is to sell during declines. By staying the course with a sound investment strategy, we intend not to follow the crowd down the slippery slope of falling prices and provide less volatility and fewer surprises for investors

--------------------------------------------------------------------------------
Sector Weightings*                                           as of June 30, 2002

                                                          Sector       %of
                               Sector                     Manager      Portfolio
                            ---------------------------- -----------------------
                            1)  Finance                   Matrix           19%
                            2)  Technology                RCM              16%
                            3)  Consumer Non-Durables     Barrow Hanley    14%
                            4)  Health                    Alliance         13%
        [CHART]             5)  Materials & Services      Ashland Cap.     11%
                            6)  Consumer Durables         Barrow Hanley     8%
                            7)  Energy                    Mitchell Group    8%
                            8)  Utility                   W.H. Reaves & Co. 7%
                            9)  Transportation            Miller Howard     1%
                            10) Cash Equivalents                            3%

* Sector Weightings are subject to change.

--------------------------------------------------------------------------------
Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Highlands Growth Fund during the periods shown above. The returns for the Sector Capital Management Sector Plus Portfolios represent a composite of the private accounts managed by Sector Capital Management, subadvisor to The Flex-funds Highlands Growth Fund, which employ a similar investment strategy to the Fund. We have included the returns of these privately-managed accounts to show the past performance of Mr. Gurner and Sector Capital in managing substantially similar accounts to The Highlands Growth Fund. Please refer to the disclosure on page 11 for a description of what these returns represent and what they do not represent.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

2002 Semi-Annual Report | June 30, 2002                                        7

The Flex-funds
--------------

The Total Return Utilities Fund

------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns         3      Year        1      5      Since
as of June 30, 2002                      Months  -to-Date     year  years  Inception
------------------------------------------------------------------------------------
The Total Return Utilities Fund         -20.42%   -22.29%  -29.54%  4.87%   8.24%/1/
------------------------------------------------------------------------------------
NYSE Utilities Index                    -17.20%   -20.70%  -29.66%  0.63%   5.69%/2/
------------------------------------------------------------------------------------
S&P 500 Index                           -13.39%   -13.15%  -17.98%  3.66%  10.65%/2/
------------------------------------------------------------------------------------
Dow Jones Utility Index                  -9.49%    -4.85%  -20.68%  7.77%   8.94%/2/
------------------------------------------------------------------------------------
Average Utility Fund                    -13.36%   -14.56%  -25.67%  3.07%   7.47%/2/
------------------------------------------------------------------------------------

/1/ Inception Date: 6/21/95. /2/ Average annual total return from 6/30/95 to 6/30/02.

Source for index and average fund data: Morningstar and Bloomberg.

-------------------------------------------------------------------------------
Semi-Annual Market Perspective

[PHOTO]
Lowell G. Miller
Portfolio Manager

The utilities sector was plagued by heavy declines during the first half of 2002, and the performance of The Total Return Utilities Fund was disappointing to say the least. Year-to-date, the Fund returned -22.29%.

Investors treated the utility sector on the whole as if there was no future for gas, electricity, or phone service in America, which is entirely not true. The aftershocks of Enron's collapse last fall shuddered through the utilities sector and a succession of companies trimmed their energy trading operations and decide to take a step backward before proceeding forward.

On the more positive side, the traditional utilities in our portfolio performed well on a relative basis, and distribution-only stocks saw little of the broad declines that brought down the entire utilities sector. Our telecommunication holdings were focused on the Baby Bells, which experienced some loss of value but nothing like what investors saw in the wireless area - a sector we sought to avoid thus far in 2002.

Investors can find some comfort in the fact that the storm we have witnessed throughout 2002 is just a storm, not a constant state of affairs. It too shall pass. After substantial declines in value, many of our favorites stocks are at affordable prices. And the "back to basics" attitude we are starting to see among utility executives is a good step toward strengthening the solid companies in the sector and regaining investor confidence.

--------------------------------------------------------------------------------
Sector Weightings*                                           as of June 30, 2002

                                     1) Telecomm. Services        28%
                                     2) Oil/Gas Domestic          19%
                                     3) Electric/Gas Utility      17%
             [CHART]                 5) Electric Utility          14%
                                     4) Electric Integrated       12%
                                     6) Natural Gas (Distributor)  4%
                                     7) Water Utility              4%
                                     8) Cash Equivalents           2%

*Sector Weightings are subject to change.

--------------------------------------------------------------------------------
Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Total Return Utilities Fund during the periods shown above.

Because The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund's net asset value.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The Dow Jones Utility Index is an unmanaged index of 15 utility sector stocks. The New York Stock Exchange Utility Index is an unmanaged index of 256 utility sector stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.


8                                        2002 Semi-Annual Report | June 30, 2002

The Flex-funds
--------------

The U.S. Government Bond Fund

-----------------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns as of        3       Year      1      5     10      Since
June 30, 2002                                  Months  -to-Date   year  years  years  Inception
-----------------------------------------------------------------------------------------------
The U.S. Government Bond Fund                   3.55%     3.19%  3.55%  5.89%  5.87%   6.63%/1/
-----------------------------------------------------------------------------------------------
Lehman Brothers Intermediate
Govt/Credit Bond Index                          3.55%     3.32%  8.17%  7.19%  6.84%     n/a
-----------------------------------------------------------------------------------------------
Average General Government Bond Fund            3.57%     3.41%  7.55%  6.37%  6.11%     n/a
-----------------------------------------------------------------------------------------------

/1/Inception Date: 5/9/85.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

[PHOTO]
Joseph A. Zarr
Portfolio Manager

The U.S. Government Bond Fund performed in line with its benchmark index throughout the first half of 2002. Year to date, the Fund returned 3.19%, compared with the 3.32% year-to-date return of the Lehman Brothers Intermediate Government/Credit Index.

The year started with a short-term rally in the intermediate-term U.S. Treasury market. However, reports of a strong U.S. economic recovery in the 1st Quarter pushed long-term rates higher and prices downward as bond investors priced in possible rate hikes by the Federal Reserve of as much as 0.75% by year-end. The weakness in long-term bond prices kept our defensive fixed income discipline negative and we maintained a defensive position throughout the 1st Quarter in 2-year U.S. Treasury notes, which offered higher yields than the going rate for money market funds with relatively less additional risk to investors.

As the 2nd Quarter began, bond investors revised their expectations for future Fed rate increases in light of less than robust economic numbers, setting the stage for a rally in the fixed income markets. Equity investors boosted gains in the bond market as they fled falling equity prices for the relative safe haven of fixed income securities. In June, our evaluation of conditions in the bond market turned positive, and we increased our exposure to the long-term bond market, investing in U.S. Treasury bonds with maturities of 20 years or more.

--------------------------------------------------------------------------------
Portfolio Holdings                                           as of June 30, 2002


                                1) 24-Year U.S. Treasury Bonds 100%
      [CHART]                   2) Short Call Options: 20-Year
                                   U.S. Treasury Bond Futures 18%

* Portfolio Holdings are subject to change.

--------------------------------------------------------------------------------
We intend to maintain this position until market conditions dictate a change. Looking ahead, it appears that the stock market -- not the economy -- may have a greater impact on the bond market as we progress through the year.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The U.S. Government Bond Fund during the periods shown above.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. The Lehman Brothers Intermediate Government/Credit Bond Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.


2002 Semi-Annual Report | June 30, 2002                                        9

The Flex-funds
--------------

The Money Market Fund

----------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns        3      Year      1      5     10      Since
as of June 30. 2002                     Months  -to-Date   year  years  years  Inception
----------------------------------------------------------------------------------------
The Money Market Fund                    0.41%     0.84%  2.37%  4.82%  4.66%   5.76%/1/
----------------------------------------------------------------------------------------
Average Money Market Fund/3/             0.27%     0.56%  1.76%  4.35%  4.28%   5.33%/2/
----------------------------------------------------------------------------------------
Current & Effective Yields*     7-day simple yield: 1.69%    7-day compound yield: 1.70%
----------------------------------------------------------------------------------------

/1/Inception Date: 3/27/85 /2/Average Annual total return from 3/31/85 to 6/30/02. /3/Source for average money market fund data: Lipper, Inc.

* As of 6/30/02. Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

[PHOTO]
Joseph A. Zarr
Co-Portfolio Manager

[PHOTO]
Richard A. Clemens
Co-Portfolio Manager

The Flex-funds Money Market Fund continued to exhibit strong performance over its peer group throughout the first half of 2002. As of June 30, the Fund ranked among the top 10 general purpose money market funds for highest 7-day yield, according to iMoneyNet, Inc. Moreover, as of the end of the 2nd Quarter the Fund ranked in the top 5% of all general purpose money market funds for average annual total return for all periods monitored by Lipper, Inc.

Money market rates have increased slightly since the start of the year, reflecting market anticipation for future rate hikes by the Federal Reserve Board. Slow signs of improvement in the U.S. economy, however, led the Fed to adopt a neutral monetary policy in January and maintain the Fed funds target rate at 1.75% throughout the six-month period. Rates for longer-term securities climbed more than short-term securities, and we extended the Fund's average maturity to seek the higher yields available on longer-term securities.

We also increased our allocation to high-quality corporate notes and commercial paper, as the yield spread between corporate and government debt securities widened. The recent allegations of fraud and accounting irregularities from many companies has led us to adopt a more selective focus on creditworthiness in our security selection process.

--------------------------------------------------------------------------------
Portfolio Holdings*                                          as of June 30, 2002

                                      1) Variable Rate Notes      30%
                                      2) Corporate Notes          23%
            [CHART]                   3) Repurchase Agreements    18%
                                      4) U.S. Govt. Agency Notes  16%
                                      5) Commercial Paper         13%

* Portfolio Holdings are subject to change

--------------------------------------------------------------------------------
As we enter the second half of 2002, The Money Market Fund is positioned for a trend of increasing money market rates, but perhaps more slowly than previously expected. Due to the increased uncertainty of future surprises from the accounting world, we are seeking investments in issuers only if we believe they have high quality creditworthiness.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent period and average annual total returns for the periods ended June 30, 2002 and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Without such waivers the Fund's rankings may have been lower.

10                                       2002 Semi-Annual Report | June 30, 2002

PAST PERFORMANCE OF PRIVATE ACCOUNTS - MEEDER ASSET MANAGEMENT GROWTH & AGGRESSIVE GROWTH ACCOUNTS COMPOSITE

Purpose of Past Performance. The performance information on Pages 5 & 6 is provided to show the past performance of the advisor in managing substantially similar accounts to the Growth Portfolio and the Aggressive Growth Portfolio.

What Past Performance Does Not Represent. The past performance shown on Pages 5 & 6 does not represent the performance of the Growth Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Portfolio or The Aggressive Growth Fund. You should not consider the past performance shown on Pages 5 & 6 as an indication of the future performance of the Growth Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Portfolio or The Aggressive Growth Fund.

Similar Accounts. Robert M. Wagner, CFA serves as the advisor's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of the Growth Portfolio and The Dynamic Growth Fund, and the Aggressive Growth Portfolio and The Aggressive Growth Fund. Substantially all of the assets of these privately managed accounts are invested in mutual funds.

Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The advisor's composite includes all actual, fee paying, discretionary, private accounts managed by the advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Portfolio and The Dynamic Growth Fund, and the Aggressive Growth Portfolio and The Aggressive Growth Fund. Cash and equivalents are included in performance returns. The returns of the advisor's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

Differences in Regulation. The private accounts that are included in the advisor's composite are not subject to the same types of expenses to which the Growth Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Portfolio or The Aggressive Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Portfolio and The Dynamic Growth Fund, or the Aggressive Growth Portfolio and The Aggressive Growth Fund by federal securities laws.


PAST PERFORMANCE OF PRIVATE ACCOUNTS - SECTOR CAPITAL MANAGEMENT LLC

Purpose of Past Performance. William L. Gurner is the President and portfolio manager of Sector Capital Management, L.L.C. ("Sector Capital"), the subadvisor to the Growth Stock Portfolio in which all of the assets of The Highlands Growth Fund are invested. The performance information on Page 7 is provided to show the past performance of Mr. Gurner and Sector Capital in managing substantially similar accounts to the Growth Stock Portfolio.

What Past Performance Does Not Represent. The past performance shown on Page 7 does not represent the performance of the Growth Stock Portfolio or The Highlands Growth Fund. You should not consider the past performance shown on page 7 as an indication of the future performance of the Growth Stock Portfolio or The Highlands Growth Fund.

Similar Accounts. Mr. Gurner served as Manager -- Trust Investments for an employee benefit plan of a large corporation from September 1987 through December 1994. The employee benefit plan had investment goals, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and The Highlands Growth Fund, except during the period from September 1987 through February 1991, when the employee benefit plan was managed in a different manner than the Growth Stock Portfolio and The Highlands Growth Fund.

Mr. Gurner left the large corporation in December, 1994 and founded Sector Capital. Sector Capital subadvises the Growth Stock Portfolio and manages private accounts that have investment goals, policies, strategies and risks similar to those of the Growth Stock Portfolio and The Highlands Growth Fund.

Calculation of Past Performance. Mr. Gurner and Sector Capital's composite performance data shown on page 7 were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Sector Capital's composite includes all actual, fee paying, discretionary, private accounts managed by Sector Capital that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and The Highlands Growth Fund. Cash and equivalents are included in performance returns. The yearly returns of Sector Capital's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

Differences in Regulation. The private accounts managed by Sector Capital and Mr. Gurner that are included in Sector Capital's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or The Highlands Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and The Highlands Growth Fund by federal securities laws governing mutual funds and tax laws. Consequently, the performance results for the private accounts managed by Mr. Gurner and Sector Capital's composite could have been adversely affected if the private accounts included in the composite had been regulated as mutual funds under the federal securities laws.

The investment results of Mr.Gurner and Sector Capital's composite presented on page 7 are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or that you might experience by investing in The Highlands Growth Fund. You should also be aware that the SEC uses a method different from that used on page 7 to calculate mutual fund performance, which could result in different performance returns.

* AIMR is a non-profit membership and education organization that has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to promote full and fair presentations by investment advisors of their performance results, and ensure uniformity in reporting so that performance results of investment advisors can be compared.

2002 Semi-Annual Report | June 30, 2002                                       11

The Flex-funds
--------------


                      2002 Semi-Annual Report

                      Portfolio Holdings &
                      Financial Statements



























12                                       2002 SemI-Annual Report | June 30, 2002

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                          Asset Allocation Portfolio

                          Asset Allocation Portfolio

                                                 Shares or
                                                 Principal
         Security Description                    Amount ($)  Value ($)
         --------------------                    ---------- ----------
           Registered Investment Companies -- 31.1%
         AIM Small Cap Equity Fund -- Class A       622,685  6,345,161
         Liberty Acorn Fund                         641,836 11,078,087
         Franklin Mutual Shares Fund                    500      9,227
                                                            ----------
         Total Registered Investment Companies
          (Cost $17,034,374)                                17,432,475
                                                            ----------
           U.S. Government Obligations -- 63.3%
         U.S. Treasury Bills
          1.84%, due 11/29/02 *                      22,100     21,929
          1.60%, due 07/05/02                    35,000,000 34,993,777
          1.70%, due 08/29/02 **                    500,000    498,607
                                                            ----------
         Total U.S. Government Obligations
          (Cost $35,514,313)                                35,514,313
                                                            ----------
           Repurchase Agreements -- 5.6%
         Salomon Smith Barney, Inc., 2.05%,
          07/01/02, (Collateralized by
          $3,233,246 various Commercial
          Paper, at 3.09-3.38%, due 08/21/02-
          08/26/02, value -- $3,217,080)          3,154,000  3,154,000
                                                            ----------
         Total Repurchase Agreements
          (Cost $3,154,000)                                  3,154,000
                                                            ----------
         Total Investments -- 100.0%
          (Cost $55,702,687)                                56,100,788
                                                            ----------
         Liabilities less Other Assets -- (0.0%)               (27,663)
                                                            ----------
         Total Net Assets -- 100.0%                         56,073,125
                                                            ----------

                                                 Shares or
                                                 Principal
          Security Description                   Amount ($) Value ($)
          --------------------                   ---------- ----------
            Trustee Deferred Compensation ***
          Flex-funds Highlands Growth Fund            2,684     35,805
          Flex-funds Muirfield Fund                   5,463     22,453
          Flex-funds Total Return Utilities Fund      1,171     16,780
          Meeder Advisor International Equity
           Fund                                       2,235     22,462
                                                            ----------
          Total Trustee Deferred Compensation
           (Cost $137,650)                                      97,500
                                                            ----------

#   Represents non-income producing securities.
*   Pledged as collateral on Letter of Credit.
** Pledged as collateral on Futures, although there were no Futures contracts outstanding as of June 30, 2002.
*** Assets of affiliates to the Asset Allocation Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                              Utilities Portfolio

                              Utilities Portfolio


                                               Shares or
                                               Principal
           Security Description                Amount ($) Value ($)
           --------------------                ---------- ----------
             Common Stocks -- 97.6%
           Electric/Gas Utility -- 12.3%
           AGL Resources, Inc.                   38,755      899,116
           MDU Resources Group, Inc.             33,235      873,748
           NiSource, Inc.                        72,075    1,573,397
                                                          ----------
                                                           3,346,261
                                                          ----------
           Electric Integrated -- 11.8%
           Allegheny Energy, Inc.                27,830      716,623
           DPL, Inc.                             27,120      717,324
           Energy East Corp.                     38,765      876,089
           IDACORP, Inc.                         32,070      888,339
                                                          ----------
                                                           3,198,375
                                                          ----------
           Electric Utility -- 13.4%
           AES Corp. #                           16,615       90,053
           Cinergy Corp.                            110        3,959
           Keyspan Corp.                         50,875    1,915,444
           TECO Energy, Inc.                     66,200    1,638,450
                                                          ----------
                                                           3,647,906
                                                          ----------
           Natural Gas (Distributor) -- 9.0%
           Aquila, Inc.                          70,067      560,536
           Atmos Energy Corp.                    29,000      679,760
           Nicor, Inc.                           14,535      664,976
           Williams Cos., Inc.                   88,105      527,749
                                                          ----------
                                                           2,433,021
                                                          ----------
           Oil/Gas (Domestic) -- 19.1%
           El Paso Corp. #                       29,410      606,140
           Kinder Morgan Energy Partners, L.P.   62,793    1,972,328
           Peoples Energy Corp.                  18,855      687,453
           Questar Corp.                         77,750    1,920,425
                                                          ----------
                                                           5,186,346
                                                          ----------
           Telecommunication Services -- 28.2%
           Alltel Corp.                          32,060    1,506,820
           Bellsouth Corp.                       42,680    1,344,420
           CenturyTel, Inc.                      32,670      963,765
           SBC Communications, Inc.              59,895    1,826,798
           Telephone & DataSystems               10,045      608,225
           Verizon Communications                34,613    1,389,712
                                                          ----------
                                                           7,639,740
                                                          ----------
           Water Utility -- 3.8%
           American Water Works Co., Inc.        24,185    1,045,034
                                                          ----------
           Total Common Stocks (Cost $32,154,454)         26,496,683
                                                          ----------

                                                  Shares or
                                                  Principal
        Security Description                      Amount ($) Value ($)
        --------------------                      ---------- ----------
          U.S. Government Obligations -- 0.0%
        U.S. Treasury Bill, 1.70%, due 11/29/02 *    1,000          992
                                                             ----------
        Total U.S. Government Obligations
         (Cost $991)                                                992
                                                             ----------
          Repurchase Agreements -- 2.3%
        Salomon Smith Barney, Inc.,
         2.05%, 07/01/02, (Collateralized by
         $645,829 various Commercial Paper,
         at 3.09-3.38%, due 08/21/02-08/26/02,
         value -- $642,600)                        630,000      630,000
                                                             ----------
        Total Repurchase Agreements
         (Cost $630,000)                                        630,000
                                                             ----------
        Total Investments -- 99.9%
         (Cost $32,785,445)                                  27,127,675
                                                             ----------
        Other Assets less Liabilities -- 0.1%                    26,572
                                                             ----------
        Total Net Assets -- 100.0%                           27,154,247
                                                             ----------
          Trustee Deferred Compensation **
        Flex-funds Highlands Growth Fund               664        8,858
        Flex-funds Muirfield Fund                    1,439        5,914
        Flex-funds Total Return Utilities Fund         290        4,156
        Meeder Advisor International Equity Fund       605        6,080
                                                             ----------
        Total Trustee Deferred Compensation
         (Cost $33,086)                                          25,008
                                                             ----------

#  Represents non-income producing securities.
*  Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Utilities Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                            Growth Stock Portfolio


                                                  Shares or
                                                  Principal
        Security Description                      Amount ($) Value ($)
        --------------------                      ---------- ----------
          Common Stocks -- 96.7%
        Capital Goods, Materials & Services -- 10.9%
        (Subadvised by Ashland Management, Inc.)
        Air Products & Chemicals, Inc.                 990       49,965
        Alcan Aluminum, Ltd.                         1,100       41,272
        American Axle & Manufacturing
         Holdings #                                    650       19,331
        American Standard Companies, Inc.              600       45,060
        Apollo Group -- Class A #                    1,250       49,275
        Ball Corp.                                     850       35,258
        Barrick Gold Corp.                           3,700       70,263
        BISYS Group, Inc. #                          1,570       52,281
        Caterpillar, Inc.                            1,470       71,957
        Cendent Corp. #                              6,520      103,537
        Cintas Corp.                                 1,250       61,788
        Computer Sciences Corp. #                      900       43,020
        Concord EFS, Inc. #                          3,120       94,036
        Delphi Auto Systems                          2,500       33,000
        DuPont, E.I., de Nemours & Co.               4,370      194,028
        Ecolab, Inc.                                   800       36,984
        Emerson Electric Co.                         1,490       79,730
        Engelhard Corp.                                760       21,523
        Equifax, Inc.                                1,550       41,850
        Fiserv, Inc. #                                 965       35,425
        General Electric Co.                        37,650    1,093,733
        Goldcorp, Inc.                               1,550       15,423
        H&R Block, Inc.                              1,170       53,995
        Illinois Tool Works, Inc.                    1,270       86,741
        Inco, Ltd. #                                 1,350       30,564
        International Paper Co.                      2,150       93,697
        Jacobs Engineering Group Inc.                1,000       34,780
        Johnson Controls, Inc.                         742       60,555
        KB HOME                                        500       25,755
        Lennar Corporation                             350       21,420
        Magna Internation, Inc. Class A                400       27,540
        Mercury Interactive Corp. #                    750       17,220
        Newmont Mining Corp.                         1,750       46,078
        Nucor Corp.                                    500       32,520
        OM Group, Inc.                                 700       43,400
        PACCAR, Inc.                                 1,050       46,610
        Pactiv Corp. #                               1,600       38,080
        Paychex, Inc.                                  982       30,726
        PPG Industries Inc.                            940       58,186
        Praxair, Inc.                                  940       53,552
        Rohm & Haas Co.                              1,050       42,514
        Royal Dutch Petroleum                        1,000       55,270
        Stericycle, Inc. #                             550       19,476
        Toll Brothers, Inc. #                        1,000       29,300
        Tyco International, Ltd.                     6,370       86,059
        URS Corp.                                    1,050       29,400
        Waste Connections, Inc. #                    1,050       32,802
        Weyerhaeuser Co.                             1,060       67,681
        W.W. Grainger, Inc.                          1,158       58,015
                                                             ----------
                                                              3,510,675
                                                              --------
        Consumer Durable Goods -- 7.9%
        (Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
        Albertson's, Inc.                            1,800       54,828
        Best Buy Co., Inc. #                         3,375      122,512
        Circuit City Stores -- Circuit City Group    2,000       37,500

                                                Shares or
                                                Principal
           Security Description                 Amount ($) Value ($)
           --------------------                 ---------- ----------
             Common Stocks -- continued
           Costco Wholesale Corp. #                2,100       81,102
           Ford Motor Co.                          7,400      118,400
           General Mills, Inc.                     1,900       83,752
           General Motors Corp.                    2,300      122,935
           Home Depot, Inc.                        7,900      290,167
           Kroger Co. #                            2,800       55,720
           Limited Brands, Inc.                    2,000       42,600
           Lowe's Companies, Inc.                  3,000      136,200
           Safeway, Inc. #                         1,600       46,704
           Target Stores Corp.                     4,700      179,070
           Toys R Us, Inc. #                       1,900       33,193
           Wal-Mart Stores, Inc.                  16,500      907,665
           Walgreen Co.                            4,400      169,972
           Whirlpool Corp.                           750       49,020
                                                           ----------
                                                            2,531,340
                                                            --------
           Consumer Non-durable Goods -- 14.1%
           (Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
           Action Performance Companies, Inc. #    1,053       33,274
           Aeropostale, Inc. #                     6,000      164,220
           Anheuser-Busch Companies, Inc.          2,400      120,000
           AOL Time Warner, Inc. #                15,500      228,741
           Bunge Limited                           3,800       80,180
           Carnival Corp.                          1,600       44,304
           Clear Channel Communications, Inc. #    2,900       92,858
           Coca-Cola Co.                           7,500      420,000
           Colgate-Palmolive Co.                   1,200       60,060
           Comcast Corp. -- Class A #              3,800       90,592
           ConAgra Foods, Inc.                     5,900      163,135
           Fortune Brands, Inc.                    2,500      140,000
           Gannett Co., Inc.                         800       60,720
           General Mills, Inc.                       400       17,632
           Gillette Co.                            2,200       74,514
           Haggar Corp.                            8,500      136,425
           Hain Celestial Group, Inc. #            5,000       92,500
           Heinz, H.J. Co.                         1,200       49,320
           Interpublic Group of Companies, Inc.    1,700       42,092
           JAKKS Pacific, Inc. #                   5,400       95,634
           JC Penney                               2,800       61,656
           Kimberly-Clark Corp.                    1,700      105,400
           Loews Corp. Carolina Group              2,100       56,805
           Marriott International, Inc.              600       22,830
           McDonald's Corp.                        6,400      182,080
           PepsiCo, Inc.                           5,700      274,740
           Philip Morris Companies, Inc.           8,500      371,280
           Procter & Gamble Co.                    3,900      348,270
           Staples, Inc. #                         2,500       49,250
           Starwood Hotels & Resorts Worldwide,
            Inc.                                     600       19,734
           Tribune Co.                               900       39,150
           Tupperware Corp.                        1,500       31,185
           Unilever NV -- NY Shares                1,500       97,200
           UST, Inc.                               1,700       57,800
           Viacom, Inc. -- Class B #               6,853      304,067
           Walt Disney Co.                         8,700      164,430
           Wendy's International, Inc.             3,600      143,388
                                                           ----------
                                                            4,535,466
                                                            --------

The Flex-funds

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                            Growth Stock Portfolio

                                                 Shares or
                                                 Principal
         Security Description                    Amount ($) Value ($)
         --------------------                    ---------- ----------
           Common Stocks -- continued
         Energy -- 7.5%
         (Subadvised by The Mitchell Group, Inc.)
         BP PLC Sponsored ADR                       1,148       57,963
         Chevron Texaco Corp.                       3,656      323,556
         Devon Energy                               1,100       54,208
         El Paso Corp.                              2,068       42,621
         Exxon Mobil Corp.                         24,224      991,246
         GlobalSantaFe Corp.                          900       24,615
         Halliburton Co.                            1,300       20,722
         Hydril Co. #                               1,400       37,520
         Kerr-McGee Corp.                             600       32,130
         Ocean Energy, Inc.                         2,560       55,475
         Phillips Petroleum Co.                     2,500      147,200
         Pioneer Natural Resources Co. #            2,300       59,915
         Pogo Producing Co.                         1,100       35,882
         Public Service Enterprise Group, Inc.        690       29,877
         Royal Dutch Petroleum Co.                  6,200      342,674
         Schlumberger, Ltd.                         1,800       83,700
         Unocal Corp.                               1,100       40,634
         W-H Energy Services, Inc. #                1,400       31,024
         Williams Companies, Inc.                   2,900       17,371
                                                            ----------
                                                             2,428,333
                                                            ----------
         Finance -- 19.0%
         (Subadvised by Matrix Asset Advisors, Inc.)
         AFLAC, Inc.                                1,725       55,200
         Allstate Corp.                             2,550       94,299
         American Express Co.                       5,850      212,472
         American International Group, Inc.        10,400      817,054
         Bank of America Corp.                     11,975      453,822
         Bank of New York Co., Inc.                 4,400      148,500
         Berkshire Hathaway, Inc. -- Class B #         26       58,084
         Chubb Corp.                                1,050       74,340
         Citigroup, Inc.                           23,400      906,750
         Comerica, Inc.                             1,425       87,495
         Countrywide Credit Industries, Inc.          450       21,712
         Federal National Mortgage Association      6,300      464,625
         FleetBoston Financial Corp.                6,375      206,231
         Goldman Sachs Group, Inc.                    950       69,683
         Hartford Financial Services Group          1,175       69,877
         Household International, Inc.              1,650       82,005
         John Hancock Financial Services, Inc. #    1,100       38,720
         J.P. Morgan Chase & Co.                   12,975      440,112
         Lehman Brothers Holdings, Inc.             1,000       62,520
         MBNA Corp.                                 3,100      102,517
         Merrill Lynch & Co., Inc.                  3,800      153,900
         MetLife, Inc. #                            3,950      113,760
         MGIC Investment Corp.                        300       20,340
         Morgan Stanley Dean Witter & Co.           7,750      333,870
         PNC Financial Services Group               3,425      179,059
         SouthTrust Corp.                           1,550       40,486
         SunTrust Banks, Inc.                       1,600      108,352
         Wachovia Corp.                             5,675      216,672
         Wachovia Corp. -- Preferred Dividend
          Equalization #                            1,700           --
         Washington Mutual, Inc.                    3,300      122,463
         Wells Fargo & Co.                          7,375      369,193
                                                            ----------
                                                             6,124,113
                                                            ----------

                                                 Shares or
                                                 Principal
          Security Description                   Amount ($) Value ($)
          --------------------                   ---------- ----------
            Common Stocks -- continued
          Health -- 13.3%
          (Subadvised by Alliance Capital Management L.P.)
          AMGEN, Inc. #                             4,810      201,442
          Abbott Laboratories                       6,350      239,078
          Abgenix, Inc. #                           1,460       14,308
          AmerisourceBergen Corp. #                   740       56,240
          Anthem, Inc. #                            1,020       68,829
          Cardinal Health, Inc.                     2,630      161,508
          Forrest Laboratories, Inc. #              1,580      111,864
          Guidant Corp. #                           2,170       65,599
          Health Management Associates, Inc. #      6,750      136,013
          IDEC Pharmaceuticals #                    1,420       50,339
          Johnson & Johnson                        12,900      674,154
          Laboratory Corp. of America Holdings #    1,800       82,170
          Medtronic, Inc.                           5,970      255,814
          Merck & Co., Inc.                         6,200      313,968
          Pfizer, Inc.                             24,870      870,450
          Schering-Plough Corp.                     5,410      133,086
          Serono SA -- ADR                          2,470       40,261
          SICOR, Inc. #                             2,070       38,378
          Tenet Healthcare Corp. #                  2,370      169,573
          UnitedHealth Group, Inc.                  2,050      187,678
          U.S. Air Group, Inc. #                      225          833
          Vertex Pharmaceuticals, Inc. #            1,870       30,444
          Wellpoint Health Networks, Inc. #         1,000       77,810
          Wyeth                                     6,230      318,976
                                                            ----------
                                                             4,298,815
                                                            ----------
          Technology -- 16.4%
          (Subadvised by Dresdner RCM Global Investors, L.L.C.)
          ASML Holding NV #                         2,260       34,171
          Adobe Systems Inc.                        1,070       30,495
          Advanced Micro Devices, Inc. #            3,200       31,104
          Agere Systems, Inc. #                        46           64
          Analog Devices, Inc. #                      820       24,354
          Apple Computer, Inc. #                    1,975       34,997
          Asyst Technologies, Inc. #                2,020       41,107
          Boeing Co.                                3,300      148,500
          Cisco Systems, Inc. #                    28,980      404,271
          Dell Computer Corp. #                     9,550      249,637
          eBay, Inc. #                                665       40,977
          EDO Corp                                  1,380       39,330
          EMC Corp./Mass #                          7,520       56,776
          First Data Corp.                          1,760       65,472
          Flextronics International, Ltd. #         2,150       15,329
          General Dynamics Corp.                      820       87,207
          Hewlett-Packard Co.                       8,150      124,532
          Honeywell International, Inc.             2,800       98,644
          Hubbell, Inc.                             1,020       34,833
          Intel Corp.                              22,590      400,843
          International Business Machines Corp.     5,800      417,600
          Lam Research Corp. #                      2,040       36,679
          Lockheed Martin Corp.                     1,545      107,377
          Lucent Technologies, Inc. #               6,560       10,890
          Marvell Technology Group, Ltd. #             65        1,293
          Maxim Integrated Products, Inc. #           970       37,180
          May Department Store                      1,200       39,516
          Micron Technology, Inc. #                 2,380       48,124

                                                                 The Flex-funds

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                            Growth Stock Portfolio

                                                 Shares or
                                                 Principal
          Security Description                   Amount ($) Value ($)
          --------------------                   ---------- ----------
            Common Stocks -- continued
          Microsoft Corp. #                        19,620    1,073,215
          3 M Co.                                   1,690      207,870
          Motorola, Inc.                            8,320      101,228
          Newport Corp. #                           4,635       25,604
          Northrop Grumman Corp.                      640       80,000
          NVIDIA Corp. #                            1,070       18,383
          Oracle Corp. #                           19,550      185,138
          Overture Services, Inc. #                   500       12,490
          PeopleSoft, Inc. #                        1,925       28,644
          Phillips Electronics, Inc.                  970       26,772
          QLOGIC Corp, #                              465       17,717
          QUALCOMM, Inc. #                          2,390       65,701
          Raytheon Co.                              1,925       78,444
          SAP AG Sponsored ADR                      1,140       27,691
          Seibel Systems, Inc. #                    1,300       27,018
          STMicroelectronics N.V.                   1,430       34,792
          Sun Microsystems, Inc. #                  9,200       46,092
          TMP Worldwide, Inc. #                     1,215       26,123
          Taiwan Semiconductor Manufacturing
           Co., Ltd. -- ADR #                       4,950       64,350
          Teradyne, Inc. #                          1,080       25,380
          Texas Instruments, Inc.                   4,940      117,078
          Textron Inc.                              1,030       48,307
          United Microelectronics Corp. -- ADR #    4,900       36,015
          United Technologies Corp.                 1,830      124,257
          UTStarcom, Inc. #                         1,830       36,911
          Xilinx, Inc. #                            1,840       41,271
          Yahoo!, Inc. #                            1,810       26,716
                                                            ----------
                                                             5,264,509
                                                            ----------
          Transportation -- 0.9%
          (Subadvised by Miller/Howard Investments, Inc.)
          AMR Corp. #                                 520        8,767
          Burlington Northern Santa Fe Corp.        1,005       30,150
          CSX Corp.                                   497       17,420
          Delta Air Lines, Inc.                       435        8,700
          FedEx Corp. #                             1,030       55,003
          Norfolk Southern Corp.                    2,450       57,281
          Ryder System, Inc.                          205        5,553
          Southwest Airlines Co.                    4,453       71,961
          Union Pacific Corp.                         630       39,866
                                                            ----------
                                                               294,701
                                                            ----------
          Utilities -- 6.7%
          (Subadvised by W.H. Reaves & Co., Inc.)
          AES Corp. #                               2,195       11,897
          ALLTEL Corp.                              1,050       49,350
          AT&T Corp.                                9,720      104,004
          BellSouth Corp.                           7,070      222,705
          Constellation Energy                      2,300       67,482
          Dominion Resources, Inc.                  2,215      146,633
          Duke Energy Corp.                         2,920       90,812
          Dynegy, Inc. -- Class A                   3,490       25,128
          Entergy Corp.                               745       31,617
          Exelon Corp.                              2,435      127,351
          FirstEnergy Corp.                         3,870      129,181
          FPL Group Inc.                            1,625       97,483
          KeySpan Corp.                               470       17,695
          Merrill Lynch & Co.                       1,250       50,625

                                                  Shares or
                                                  Principal
         Security Description                     Amount ($) Value ($)
         --------------------                     ---------- ----------
           Common Stocks -- continued
         Motorola Inc.                               1,300       18,746
         Oneok Inc.                                  2,670       58,607
         SBC Communications, Inc.                   11,600      353,800
         South Jersey Industries                       360       12,150
         Teco Energy Inc.                            2,310       57,172
         Texas Utilities Co.                         2,970      153,105
         Vectren Corporation                           900       22,590
         Verizon Communications, Inc.                8,100      325,215
                                                             ----------
                                                              2,173,348
                                                             ----------
         Total Common Stocks
          (Cost $34,116,703)                                 31,161,300
                                                             ----------
           U.S. Government Obligations -- 0.6%
         U.S. Treasury Bills
          1.70%, 08/29/02 **                         9,000        8,930
          1.84%, 11/29/02 *                        200,000      199,443
                                                             ----------
         Total U.S. Government Obligations
          (Cost $208,373)                                       208,373
                                                             ----------
           Repurchase Agreements -- 2.6%
         Salomon Smith Barney, Inc.,
          2.05%, 07/01/02, (Collateralized by
          $845,729 various Commercial Paper,
          at 3.09-3.38%, due 08/21/02-08/26/02,
          value -- $841,500)                       825,000      825,000
                                                             ----------
         Total Repurchase Agreements
          (Cost $825,000)                                       825,000
                                                             ----------
         Total Investments -- 99.9%
          (Cost $35,150,076)                                 32,194,673
                                                             ----------
         Other Assets less Liabilities -- 0.1%                   38,948
                                                             ----------
         Total Net Assets -- 100.0%                          32,233,620
                                                             ----------
           Trustee Deferred Compensation ***
         Flex-funds Highlands Growth Fund            1,247       16,635
         Flex-funds Muirfield Fund                   2,703       11,109
         Flex-funds Total Return Utilities Fund        586        8,397
         Meeder Advisor International Equity Fund    1,107       11,125
                                                             ----------
         Total Trustee Deferred Compensation
          (Cost $64,698)                                         47,266
                                                             ----------

ADR: American Depository Receipt
#  Represents non-income producing securities.
* Pledged as collateral on Futures Contracts, although there were none outstanding as of June 30, 2002.
** Pledged as collateral on Letter of Credit.
*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                               Growth Portfolio

                               Growth Portfolio

                                                 Shares,
                                                Principal
                                               Amount ($),
          Security Description                 or Contracts Value ($)
          --------------------                 ------------ ----------
            Registered Investment Companies -- 94.9%
          AIM Global Trends Fund                 317,181     3,533,392
          AIM Small Cap Equity Fund              157,348     1,603,373
          Federated Market Opportunity Fund      203,411     2,451,106
          ICON Leisure and Consumer Staples
           Fund #                                109,489     1,414,599
          ICON Materials Fund                    204,918     1,512,295
          INVESCO Energy Fund #                   89,501     1,614,589
          PBHG Clipper Focus Fund                351,134     5,217,853
          Rydex Series -- Banking Fund           131,689     1,154,909
          Rydex Series -- Consumer Products
           Fund                                   61,118       493,836
          Rydex Series -- OTC Fund #              62,562       456,703
                                                            ----------
          Total Registered Investment Companies
           (Cost $20,184,823)                               19,452,655
                                                            ----------
            Money Market Registered Investment Companies -- 0.6%
          Fidelity Cash Reserves Money Market
           Fund                                  120,163       120,163
                                                            ----------
          Total Money Market Registered
           Investment Companies
           (Cost $120,163)                                     120,163
                                                            ----------
            Repurchase Agreements -- 4.1%
          Salomon Smith Barney, Inc., 2.05%,
           07/01/02, (Collateralized by
           $858,030 various Commercial
           Paper, at 3.09-3.38%, due 08/21/02-
           08/26/02, value -- $853,740)          837,000       837,000
                                                            ----------
          Total Money Market Registered
           Investment Companies
           (Cost $837,000)                                     837,000
                                                            ----------

                                                  Shares,
                                                 Principal
                                                Amount ($),
        Security Description                    or Contracts  Value ($)
        --------------------                    ------------ ----------
          U.S. Government Obligations -- 0.5%
        U.S. Treasury Bill,
         1.70%, due 08/29/02 *                    100,000        99,721
                                                             ----------
        Total U.S. Government Obligations
         (Cost $99,721)                                          99,721
                                                             ----------
        Total Investments -- 100.1%
         (Cost $21,241,707)                                  20,509,539
                                                             ----------
        Liabilities less Other Assets -- (0.1%)                 (28,243)
                                                             ----------
        Total Net Assets -- 100.0%                           20,481,296
                                                             ----------
          Futures Contracts
        Long, S&P 500 Futures, face amount
         $1,020,213 expiring September 2002             4       990,100
                                                             ----------
        Total Futures Contracts                                 990,100
                                                             ----------
          Trustee Deferred Compensation **
        Flex-funds Highlands Growth Fund              258         3,442
        Flex-funds Muirfield Fund                     688         2,828
        Flex-funds Total Return Utilities Fund        133         1,906
        Meeder Advisor International Equity
         Fund                                         263         2,643
                                                             ----------
        Total Trustee Deferred Compensation
         (Cost $13,090)                                          10,819
                                                             ----------

#  Represents non-income producing security.
*  Pledged as collateral on Futures Contracts.
** Assets of affiliates to the Growth Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                          Aggressive Growth Portfolio

                          Aggressive Growth Portfolio

                                                  Shares,
                                                 Principal
                                                Amount ($),
          Security Description                  or Contracts Value ($)
          --------------------                  ------------ ---------
            Registered Investment Companies -- 97.1%
          AIM Global Trends Fund                  114,537    1,275,947
          AIM Small Cap Equity Fund               183,022    1,864,990
          Babson Enterprise Fund                   60,961    1,096,087
          ICON Materials Fund                      88,798      655,328
          ICON Leisure and Consumer Staples
           Fund #                                  47,445      612,993
          INVESCO Energy Fund #                    32,569      587,541
          PBHG Clipper Focus Fund                 102,242    1,519,314
          Rydex Series -- Banking Fund             28,509      250,022
          Rydex Series -- Consumer Products
           Fund                                   148,222    1,197,638
          Rydex Series -- OTC Fund #               62,562      456,703
                                                             ---------
          Total Registered Investment Companies
           (Cost $9,829,699)                                 9,516,563
                                                             ---------
            Money Market Registered Investment Companies -- 0.8%
          Fidelity Cash Reserves Money Market
           Fund                                    81,775       81,775
                                                             ---------
          Total Money Market Registered
           Investment Companies
           (Cost $81,775)                                       81,775
                                                             ---------
            U.S. Government Obligations -- 1.0%
          U.S. Treasury Bill, 1.70%, due
           08/29/02 *                             100,000       99,721
                                                             ---------
          Total U.S. Government Obligations
           (Cost $99,721)                                       99,721
                                                             ---------
          Total Investments -- 98.9%
           (Cost $10,011,195)                                9,698,059
                                                             ---------
          Other Assets less Liabilities -- 1.1%                105,854
                                                             ---------
          Total Net Assets -- 100.0%                         9,803,913
                                                             ---------

                                                   Shares,
                                                  Principal
                                                 Amount ($),
        Security Description                     or Contracts Value ($)
        --------------------                     ------------ ---------
          Futures Contracts
        Long, S&P 500 Futures, face amount
         $257,738 expiring September 2002              1        247,525
                                                              ---------
        Total Futures Contracts                                 247,525
                                                              ---------
          Trustee Deferred Compensation **
        Flex-funds Highlands Growth Fund             218          2,908
        Flex-funds Muirfield Fund                    584          2,400
        Flex-funds Total Return Utilities Fund       112          1,605
        Meeder Advisor International Equity Fund     223          2,241
                                                              ---------
        Total Trustee Deferred Compensation
         (Cost $11,177)                                           9,154
                                                              ---------

#  Represents non-income producing securities.
*  Pledged as collateral on Futures Contracts.
** Assets of affiliates to the Aggressive Growth Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                Bond Portfolio

                                Bond Portfolio

                                                 Principal
                                                Amount ($),
                                                Contracts,
         Security Description                    or Shares  Value ($)
         --------------------                   ----------- ----------
           U.S. Government Obligations -- 97.1%
         U.S. Treasury Note
          6.00%, 11/30/03                       11,000,000  11,458,907
                                                            ----------
         U.S. Treasury Bill *
          1.84%, 11/29/02                            4,800       4,763
                                                            ----------
         U.S. Treasury Bill
          1.65%, 09/19/02                          200,000     199,262
                                                            ----------
         Total U.S. Government Obligations
          (Cost $11,440,567)                                11,662,932
                                                            ----------
           Repurchase Agreements -- 1.4%
         Salomon Smith Barney, Inc., 2.05%,
          07/01/02, (Collateralized by $170,171
          various Commercial Paper, at
          3.09-3.38%, due 08/21/02-08/26/02,
          value -- $169,320)                       166,000     166,000
                                                            ----------
         Total Repurchase Agreements
          (Cost $166,000)                                      166,000
                                                            ----------
         Total Investments -- 98.5%
          (Cost $11,606,567)                                11,828,932
                                                            ----------
         Other Assets less Liabilities -- 1.5%                 182,601
                                                            ----------
         Total Net Assets -- 100.0%                         12,011,533
                                                            ----------
           Call Options Written
         10 Year Bond Future, Expiring
          September, Exercise Price at 105              60      51,563
                                                            ----------
         Total Call Options Written
          (Premiums received $58,673)                           51,563
                                                            ----------

                                                 Principal
                                                Amount ($),
                                                Contracts,
         Security Description                    or Shares  Value ($)
         --------------------                   ----------- ----------
           Trustee Deferred Compensation **
         Flex-funds Highlands Growth Fund              518       6,910
         Flex-funds Muirfield Fund                   1,064       4,373
         Flex-funds Total Return Utilities Fund        212       3,038
         Meeder Advisor International Equity
          Fund                                         464       4,663
                                                            ----------
         Total Trustee Deferred Compensation
          (Cost $25,914)                                        18,984
                                                            ----------

*  Pledged as collateral on Letter of Credit.

** Assets of affiliates to the Bond Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                            Money Market Portfolio


                                                 Principal
                               Coupon/           Amount ($)
                                Yield   Maturity or Shares   Value ($)
                               -------  -------- ---------- -----------
           Commercial Papers -- 12.6%
         Duff & Phelps Utility
          & Corp. Bond
          Trust, Inc. ***       1.87%   11/13/02  3,998,000   3,969,664
         General Electric
          Capital Corp.         1.65%   07/16/02 10,000,000   9,993,125
         General Dynamics       2.06%   09/27/02  1,800,000   1,790,936
         Huntington Bank, NA    1.95%   11/29/02    550,000     545,501
         Huntington Bank, NA    1.85%   12/13/02    500,000     495,760
         Toronto Dominion
          Holdings              1.95%   09/09/02  5,000,000   4,981,041
         University of
          California            1.95%   09/16/02  1,329,000   1,323,457
         Verizon Net Funding    2.12%   11/15/02 10,000,000   9,925,792
                                                            -----------
         Total Commercial Papers
          (Cost $33,025,276)                                 33,025,276
                                                            -----------
           Corporate Obligations -- 51.5%
         Aquarium Holdings
          KY ***                1.98% * 07/05/02    108,000     108,000
         Austin Printing Co.,
          Inc. ***              2.00% * 07/05/02  2,235,000   2,235,000
         Bank One Corp.         6.40%   03/01/02  3,571,000   3,584,315
         Bank One Corp.         6.40%   08/01/02  2,790,000   2,800,515
         Bank One Corp.         7.25%   08/01/02  1,020,000   1,024,450
         Bank Of America        7.87%   12/01/02  4,300,000   4,401,291
         Bank Of America        7.50%   10/15/02  2,000,000   2,031,696
         Bank Of America        7.20%   09/15/02  3,000,000   3,029,728
         Bear Stearns           6.45%   08/01/02  1,000,000   1,003,494
         Bear Stearns           6.45%   08/01/02  1,500,000   1,505,630
         Bath Technologies,
          Inc. ***              2.01% * 07/05/02  1,380,000   1,380,000
         Beaver Creek
          Enterprise ***        2.00% * 07/05/02  1,820,000   1,820,000
         Care Life Project ***  2.00% * 07/05/02    300,000     300,000
         Cascade Plaza
          Project ***           2.00% * 07/05/02  8,600,000   8,600,000
         Caterpillar, Inc.      5.96%   01/09/03  1,200,000   1,223,335
         Citigroup, Inc.        5.50%   07/05/02  3,044,000   3,124,368
         Clark Grave Vault
          Co. ***               1.98% * 07/05/02  1,650,000   1,650,000
         Coughlin Family
          Prop., Inc. ***       1.98% * 07/05/02  2,420,000   2,420,000
         Danis Construction
          Co. ***               1.98% * 07/05/02  3,000,000   3,000,000
         Duke Energy Corp.      6.63%   02/01/03  1,000,000   1,025,744
         Duke Energy Corp.      7.13%   09/03/02    400,000     403,408
         Duke Energy Corp.      7.13%   09/02/02  1,600,000   1,614,011
         Espanola/
          Nambe ***             2.00% * 07/05/02  1,440,000   1,440,000
         Exxon Capital          1.89%   07/01/02  2,836,000   2,852,367
         Georgia Power          5.75%   08/15/02  2,350,000   2,399,083
         Goldman Sachs          7.80%   07/15/02  1,000,000   1,002,220
         Goldman Sachs          7.80%   07/15/02  2,650,000   2,655,901

                                                  Principal
                                Coupon/           Amount ($)
                                 Yield   Maturity or Shares   Value ($)
                                -------  -------- ---------- -----------
          Corporate Obligations -- continued
        Gordon Flesch Co.
         Project ***             2.00% * 07/05/02  1,000,000   1,000,000
        Hancor, Inc. ***         2.00% * 07/05/02    300,000     300,000
        Isaac Tire, Inc. ***     1.98% * 07/05/02    900,000     900,000
        J.P. Morgan              7.25%   09/15/02  2,500,000   2,526,444
        K.L. Morris, Inc. ***    1.98% * 07/05/02  2,110,000   2,110,000
        Keiser Street, Inc. ***  2.00% * 07/05/02  1,000,000   1,000,000
        Martin Wheel Co.,
         Inc. ***                2.14% * 07/05/02  2,485,000   2,485,000
        Merrill Lynch & Co.,
         Inc.                    7.25%   01/15/02  5,000,000   5,018,024
        MetLife Insurance
         Co. ****                2.70% * 07/05/02 15,000,000  15,000,000
        Miami Valley
         Steel ***               2.00% * 07/05/02    470,000     470,000
        Mubea, Inc. ***          2.00% * 07/05/02  1,875,000   1,875,000
        Mubea, Inc. ***          2.00% * 07/05/02  7,600,000   7,600,000
        O.K.I. Supply
         Co. ***                 1.98% * 07/05/02  1,640,000   1,640,000
        Osco Industries,
         Inc. ***                2.00% * 07/05/02  1,800,000   1,800,000
        Presrite Corp. ***       2.00% * 07/05/02    680,000     680,000
        Pro Tire, Inc. ***       1.98% * 07/05/02  1,080,000   1,080,000
        R.I. Lampus
         Co. ***                 2.00% * 07/05/02  1,120,000   1,120,000
        Seariver Maritime,
         Inc. ***                2.12% * 07/01/02  5,400,000   5,400,000
        SGS Tool
         Company ***             2.00% * 07/05/02    960,000     960,000
        Suntrust Banks           7.38%   07/01/02  2,530,000   2,530,000
        Target                   9.75%   07/01/02  2,000,000   2,000,000
        Wachovia Bank            8.00%   11/15/02  1,004,000   1,025,569
        Wachovia Bank            7.88%   07/15/02  5,000,000   5,011,341
        Wachovia Bank            7.88%   07/15/02  2,000,000   2,004,591
        Wal-Mart Stores, Inc.    6.88%   08/01/02    620,000     622,377
        White Castle
         Project ***             2.00% * 07/05/02  7,250,000   7,250,000
        Wisconsin Electric
         Power                   6.63%   12/01/02  2,500,000   2,547,898
                                                             -----------
        Total Corporate Obligations
         (Cost $134,590,800)                                 134,590,800
                                                             -----------
          U.S. Government Agency Obligations -- 17.4%
        Federal Farm Credit
         Bank                    6.75%   08/07/02    400,000     401,843
        Federal Home Loan
         Bank                    2.38%   10/29/02  5,000,000   5,000,264
        Federal Home Loan
         Bank                    2.50%   04/02/03  5,000,000   5,000,000
        Federal Home Loan
         Bank                    3.05%   04/22/03  5,000,000   5,000,000
        Federal Home Loan
         Bank                    2.65%   06/05/02  5,000,000   5,000,000
        Federal Home Loan
         Bank                    2.00%   07/05/02  3,000,000   3,000,000
        Federal Home Loan
         Bank                    2.77%   07/25/03  1,000,000   1,000,461

The Flex-funds

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                            Money Market Portfolio


                                                Principal
                               Coupon/          Amount ($)
                                Yield  Maturity or Shares   Value ($)
                               ------- -------- ---------- -----------
           U.S. Government Agency Obligations -- continued
         Federal Home Loan
          Bank                  6.26%  10/28/02    800,000     809,839
         Federal Home Loan
          Bank                  3.50%  08/20/02  3,420,000   3,420,931
         Federal Home Loan
          Bank                  5.85%  08/07/02    750,000     752,692
         Federal Home Loan
          Bank                  6.75%  08/15/02  7,000,000   7,029,057
         Federal National
          Mortgage
          Association           6.75%  08/15/02    150,000     150,893
         Federal National
          Mortgage
          Association           6.83%  11/01/02    250,000     254,028
         Freddie Mac            2.21%  07/18/02  3,680,000   3,676,160
         Freddie Mac            2.20%  01/30/03  5,000,000   5,000,000
                                                           -----------
         Total U.S. Government Agency Obligations
          (Cost $45,496,168)                                45,496,168
                                                           -----------
           U.S. Treasury Obligations -- 0.0%
         U.S. Treasury Bill **  1.84%  11/29/02     63,100      62,613
                                                           -----------
         Total U.S. Treasury Obligations
          (Cost $62,613)                                        62,613
                                                           -----------
           Repurchase Agreements -- 18.0%
         Salomon Smith
          Barney, Inc.,
          2.05%, 07/01/02,
          (Collateralized by
          $47,861,066
          various Commercial
          Paper, at 3.09-
          3.38%, due
          08/21/02-08/26/02,
          value --
          $47,621,761)          2.05%  07/01/02 46,688,000  46,688,000
                                                           -----------
         Total Repurchase Agreements
          (Cost $46,688,000)                                46,688,000
                                                           -----------
         Total Investments -- 99.5%
          (Cost $259,862,857) (a)                          259,862,857
                                                           -----------
         Other Assets less Liabilities -- 0.5%               1,833,228
                                                           -----------
         Total Net Assets -- 100.0%                        261,696,085
                                                           -----------

                                                                 Principal
                                                                 Amount ($)
                                                                 or Shares        Value ($)
                                                                 ----------        -----------
            Trustee Deferred Compensation *****
           Flex-funds Highlands Growth Fund                           1,208           16,115
           Flex-funds Muirfield Fund                                  2,632           10,818
           Flex-funds Total Return Utilities
            Fund                                                        631            9,042
           Meeder Advisor International Equity Fund                   1,027           10,321
                                                                                   -----------

            Total Trustee Deferred Compensation (Cost
            $46,296)                                                                  46,296
                                                                                   -----------

(a)   Cost for federal income tax and financial reporting purposes are the same.
* Variable rate security. Interest rate is as of June 30, 2002. Maturity date reflects the next rate change date.
**    Pledged as collateral on Letter of Credit.
*** Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of June 30, 2002, securities restricted as to resale to institutional investors represented 21.2% of the Portfolio.
**** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of June 30, 2002, illiquid securities represented 5.8% of the Portfolio.
***** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

The Flex-funds

Statements of Assets & Liabilities
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                                                  The        The Total
                                                                               Muirfield       Return
                                                                                 Fund      Utilities Fund
                                                                             ------------  --------------
Assets
Investments in corresponding portfolio, at value                             $ 53,743,633   $23,548,822
Receivable from investment advisor                                                     --            --
Other assets                                                                       18,425        15,934
---------------------------------------------------------------------------------------------------------
Total Assets                                                                   53,762,058    23,564,756
---------------------------------------------------------------------------------------------------------

Liabilities
Payable for capital stock redeemed                                                     --         4,982
Dividends payable                                                                      --        54,083
Accrued distribution plan fees (12b-1)                                             18,419           951
Accrued transfer agent and administrative fees                                      6,042         3,330
Other accrued liabilities                                                          11,208         3,037
---------------------------------------------------------------------------------------------------------
Total Liabilities                                                                  35,669        66,383
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net Assets                                                                   $ 53,726,389   $23,498,373
---------------------------------------------------------------------------------------------------------

Net Assets
Capital                                                                      $ 78,750,772   $32,564,580
Accumulated undistributed (distributions in excess of) net investment
  income                                                                         (211,497)       10,970
Accumulated undistributed net realized gain (loss) from investments           (26,357,573)   (4,090,497)
Net unrealized appreciation (depreciation) of investments                       1,544,687    (4,986,680)
---------------------------------------------------------------------------------------------------------
Total Net Assets                                                             $ 53,726,389   $23,498,373
---------------------------------------------------------------------------------------------------------

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)
                                                                               13,081,303
                                                                                              1,639,659

Net Asset Value, Offering and Redemption Price Per Share
                                                                             $       4.11
                                                                                            $     14.33

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

                                                  The U.S.    The Money
      The Highlands The Dynamic  The Aggressive  Government    Market
       Growth Fund  Growth Fund   Growth Fund    Bond Fund      Fund
      ------------- -----------  -------------- -----------  ------------
       $27,296,956  $20,481,262   $ 9,803,873   $12,011,354  $237,719,296
                --        2,226        15,917            --        29,920
            36,085        3,477         4,257         9,739        50,134
      -------------------------------------------------------------------
        27,333,041   20,486,965     9,824,047    12,021,093   237,799,350
      -------------------------------------------------------------------

                --           --            --            --            --
                --           --            --        37,678       316,189
             4,419        1,552         3,433         7,682        31,572
             4,028        2,647           957         1,142        21,161
             5,766        3,226         1,843         2,900         8,725
      -------------------------------------------------------------------
            14,213        7,425         6,233        49,402       377,647
      -------------------------------------------------------------------
      -------------------------------------------------------------------
       $27,318,828  $20,479,540   $ 9,817,814   $11,971,691  $237,421,703
      -------------------------------------------------------------------

       $34,118,553  $28,822,281   $18,002,443   $12,033,106  $237,421,703
           (35,340)     (93,492)      (63,304)      155,537            --
        (4,381,875)  (7,517,079)   (7,808,191)     (446,425)           --
        (2,382,510)    (732,170)     (313,134)      229,473            --
      -------------------------------------------------------------------
       $27,318,828  $20,479,540   $ 9,817,814   $11,971,691  $237,421,703
      -------------------------------------------------------------------

         2,047,571    3,104,888     1,710,186       547,693   237,421,703

       $     13.34  $      6.60   $      5.74   $     21.86  $       1.00

The Flex-funds

Statements of Operations
For the Six Months Ended June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                                        The        The Total
                                                                     Muirfield       Return
                                                                       Fund      Utilities Fund
                                                                    -----------  --------------
Net Investment Income (Loss) from Corresponding Portfolio
Interest                                                            $    68,403   $    11,367
Dividends                                                                59,519       528,084
Expenses net of reductions                                             (315,448)     (166,142)
-----------------------------------------------------------------------------------------------
Total Net Investment Income (Loss) from Corresponding Portfolio        (187,526)      373,309
-----------------------------------------------------------------------------------------------

Fund Expenses
Administrative                                                           14,013         7,047
Transfer agent                                                           33,632        16,912
Audit                                                                     1,508         1,477
Legal                                                                     1,149         1,326
Printing                                                                  5,604         3,890
Distribution plan (12b-1)                                                 2,940        34,581
Postage                                                                   7,080         4,964
Registration and filing                                                   7,005         4,158
Insurance                                                                 2,841         1,110
Other                                                                     5,683         4,271
-----------------------------------------------------------------------------------------------
Total Expenses Before Reductions                                         81,455        79,736
-----------------------------------------------------------------------------------------------

Expenses reimbursed by investment advisor                                    --            --
-----------------------------------------------------------------------------------------------
Net Expenses                                                             81,455        79,736
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                           (268,981)      293,573
-----------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio
Net realized gains (losses) from futures contracts                       14,956            --
Net realized gains (losses) from investments                           (534,792)   (2,042,399)
Net change in unrealized appreciation (depreciation) of investments  (1,141,979)   (5,256,219)
-----------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio                                            (1,661,815)   (7,298,618)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                  $(1,930,796)  $(7,005,045)
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

                                                   The U.S.   The Money
        The Highlands The Dynamic  The Aggressive Government   Market
         Growth Fund  Growth Fund   Growth Fund   Bond Fund     Fund
        ------------- -----------  -------------- ---------- ----------
         $    13,821  $    11,830   $     4,702    $198,469  $2,393,789
             208,865       24,657            --          --          --
            (188,855)    (102,874)      (61,765)    (45,150)   (230,151)
        ----------------------------------------------------------------
              33,831      (66,387)      (57,063)    153,319   2,163,638
        ----------------------------------------------------------------

               7,586        5,531         2,723       3,071      56,003
              18,206       11,062         5,446       3,686      82,891
               1,485        1,527         1,500       1,307       1,745
               2,190        1,264         1,126       1,124         817
               4,590        1,287         1,218         853      28,490
              11,211        2,598         5,322       6,757      86,690
               5,742        1,007         1,122       1,267      34,995
              10,084        1,739         1,531       2,453      12,683
               1,496          805           503         494       4,076
               6,581        2,511         1,667       1,408      19,612
        ----------------------------------------------------------------
              69,171       29,331        22,158      22,420     328,002
        ----------------------------------------------------------------

                  --       (2,226)      (15,917)         --     (56,333)
        ----------------------------------------------------------------
              69,171       27,105         6,241      22,420     271,669
        ----------------------------------------------------------------
        ----------------------------------------------------------------
             (35,340)     (93,492)      (63,304)    130,899   1,891,969
        ----------------------------------------------------------------


             (96,355)    (128,000)     (113,341)         --          --
          (2,195,810)  (2,364,812)   (1,586,207)     15,734          --
          (2,090,638)     171,425       360,132     241,111          --
        ----------------------------------------------------------------

          (4,382,803)  (2,321,387)   (1,339,416)    256,845          --
        ----------------------------------------------------------------
        ----------------------------------------------------------------
         $(4,418,143) $(2,414,879)  $(1,402,720)   $387,744  $1,891,969
        ----------------------------------------------------------------

The Flex-funds

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                          The Total Return             The Highlands
                             The Muirfield Fund            Utilities Fund               Growth Fund
                         --------------------------  -------------------------  --------------------------
                             2002          2001          2002         2001          2002          2001
                         ------------  ------------  -----------  ------------  ------------  ------------
Operations
Net investment income
  (loss)                 $   (268,981) $     81,363  $   293,573  $    515,360  $    (35,340) $    (84,647)
Net realized gain (loss)
  from investments and
  futures contracts          (519,836)  (10,895,684)  (2,042,399)   (2,015,695)   (2,292,165)   (1,751,069)
Net change in unrealized
  appreciation
  (depreciation) of
  investments              (1,141,979)      481,573   (5,256,219)   (3,638,519)   (2,090,638)   (4,048,963)
-----------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from
  operations               (1,930,796)  (10,332,748)  (7,005,045)   (5,138,854)   (4,418,143)   (5,884,679)
-----------------------------------------------------------------------------------------------------------

Distributions to
  Shareholders
From net investment
  income                           --    (1,857,678)    (281,248)     (515,294)           --            --
From net realized gain
  from investments and
  futures contracts                --            --           --            --            --    (1,438,948)
-----------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from
  distributions                    --    (1,857,678)    (281,248)     (515,294)           --    (1,438,948)
-----------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                      7,118,340     9,953,814    5,706,694    21,829,971    11,709,451     5,248,007
Reinvested                         --     1,836,517      220,223       499,544            --     1,424,819
Redeemed                  (13,037,922)  (35,935,476)  (6,409,341)  (10,148,056)  (12,220,632)  (11,150,357)
-----------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from capital
  transactions             (5,919,582)  (24,145,145)    (482,424)   12,181,459      (511,181)   (4,477,531)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total Change in Net
  Assets                   (7,850,378)  (36,335,571)  (7,768,717)    6,527,311    (4,929,324)  (11,801,158)
-----------------------------------------------------------------------------------------------------------
Net Assets -- Beginning
  of Period                61,576,767    97,912,338   31,267,090    24,739,779    32,248,152    44,049,310
-----------------------------------------------------------------------------------------------------------
Net Assets -- End of
  Period                 $ 53,726,389  $ 61,576,767  $23,498,373  $ 31,267,090  $ 27,318,828  $ 32,248,152
-----------------------------------------------------------------------------------------------------------

Share Transactions
Issued                      1,659,630     2,240,640      330,966     1,039,480       808,733       306,716
Reinvested                         --       432,122       13,006        24,871            --        92,575
Redeemed                   (3,063,743)   (7,948,539)    (382,612)     (502,098)     (845,905)     (675,005)
-----------------------------------------------------------------------------------------------------------
Net change in shares       (1,404,113)   (5,275,777)     (38,640)      562,253       (37,172)     (275,714)
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

       The Dynamic             The Aggressive          The U.S. Government              The Money
       Growth Fund               Growth Fund                Bond Fund                  Market Fund
------------------------  ------------------------  ------------------------  ----------------------------
    2002         2001         2002         2001         2002         2001          2002           2001
-----------  -----------  -----------  -----------  -----------  -----------  -------------  -------------
$   (93,492) $  (134,939) $   (63,304) $   (90,056) $   130,899  $   515,741  $   1,891,969  $   9,586,453
 (2,492,812)  (1,666,751)  (1,699,548)  (1,301,411)      15,734       25,520             --             --
    171,425   (1,319,180)     360,132   (1,261,659)     241,111     (361,286)            --             --
-----------------------------------------------------------------------------------------------------------
 (2,414,879)  (3,120,870)  (1,402,720)  (2,653,126)     387,744      179,975      1,891,969      9,586,453
-----------------------------------------------------------------------------------------------------------

         --       (5,789)          --         (859)    (130,899)    (515,741)    (1,891,969)    (9,586,453)
         --           --           --           --           --           --             --             --
-----------------------------------------------------------------------------------------------------------
         --       (5,789)          --         (859)    (130,899)    (515,741)    (1,891,969)    (9,586,453)
-----------------------------------------------------------------------------------------------------------

  3,217,276   12,475,846    1,283,524    8,417,926    3,129,762    3,835,695    166,436,083    414,752,340
         --        5,786           --          861       87,535      489,366      1,576,998      9,405,254
 (3,448,844)  (6,628,468)  (2,441,553)  (5,465,726)  (4,582,586)  (4,249,585)  (152,185,539)  (435,790,875)
-----------------------------------------------------------------------------------------------------------
   (231,568)   5,853,164   (1,158,029)   2,953,061   (1,365,289)      75,476     15,827,542    (11,633,281)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 (2,646,447)   2,726,505   (2,560,749)     299,076   (1,108,444)    (260,290)    15,827,542    (11,633,281)
-----------------------------------------------------------------------------------------------------------
 23,125,987   20,399,482   12,378,563   12,079,487   13,080,135   13,340,425    221,594,161    233,227,442
-----------------------------------------------------------------------------------------------------------
$20,479,540  $23,125,987  $ 9,817,814  $12,378,563  $11,971,691  $13,080,135  $ 237,421,703  $ 221,594,161
-----------------------------------------------------------------------------------------------------------

    457,490    1,607,217      206,491    1,186,506      144,376      174,574    166,436,083    414,752,340
         --          785           --          132        4,092       22,263      1,576,998      9,405,254
   (489,535)    (866,628)    (395,008)    (824,464)    (211,823)    (194,436)  (152,185,539)  (435,790,875)
-----------------------------------------------------------------------------------------------------------
    (32,045)     741,374     (188,517)     362,174      (63,355)       2,401     15,827,542    (11,633,281)
-----------------------------------------------------------------------------------------------------------

The Flex-funds

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Muirfield Fund

                                        2002     2001      2000      1999      1998      1997
                                      -------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period  $  4.25  $   4.95  $   6.32  $   6.88  $   5.47  $   5.47
------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)            (0.02)     0.05      0.20      0.09      0.08      0.11
Net gains (losses) on securities and
  futures (both realized and
  unrealized)                           (0.12)    (0.62)    (1.23)     0.89      1.51      0.91
------------------------------------------------------------------------------------------------
Total from Investment Operations        (0.14)    (0.57)    (1.03)     0.98      1.59      1.02
------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                 --     (0.13)    (0.19)    (0.09)    (0.08)    (0.11)
From net capital gains                     --        --     (0.15)    (1.45)    (0.10)    (0.91)
------------------------------------------------------------------------------------------------
Total Distributions                        --     (0.13)    (0.34)    (1.54)    (0.18)    (1.02)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $  4.11  $   4.25  $   4.95  $   6.32  $   6.88  $   5.47
------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                    (3.29%)  (11.52%)  (16.50%)   16.43%    29.33%    18.59%

Ratios/Supplemental Data
Net assets, end of period ($000)      $53,726  $ 61,577  $ 97,912  $155,827  $125,547  $130,783
Ratio of net expenses to average net
  assets(2)                             1.38%     1.31%     1.20%     1.21%     1.24%     1.29%
Ratio of net investment income to
  average net assets(2)                (0.94%)    0.11%     2.97%     1.33%     1.23%     1.69%
Ratio of expenses to average net
  assets before reductions(2)(4)        1.42%     1.37%     1.20%     1.21%     1.24%     1.29%
Portfolio turnover rate(1)(3)          70.12%   297.81%   405.88%   787.66%   128.31%   395.42%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Total Return Utilities Fund

                                            2002      2001      2000     1999     1998     1997
                                          --------  --------  -------  -------  -------  -------
Net Asset Value, Beginning of Period      $  18.63  $  22.17  $ 20.34  $ 19.01  $ 17.72  $ 14.98
-------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                         0.17      0.34     0.26     0.30     0.25     0.25
Net gains (losses) on securities (both
  realized and unrealized)                   (4.30)    (3.55)    3.73     3.45     1.29     3.99
-------------------------------------------------------------------------------------------------
Total from Investment Operations             (4.13)    (3.21)    3.99     3.75     1.54     4.24
-------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                   (0.17)    (0.33)   (0.26)   (0.30)   (0.25)   (0.25)
In excess of net investment income              --        --    (0.02)      --       --       --
From net capital gains                          --        --    (1.64)   (2.12)      --    (1.25)
In excess of net capital gains                  --        --    (0.15)      --       --       --
Tax return of capital                           --        --    (0.09)      --       --       --
-------------------------------------------------------------------------------------------------
Total Distributions                          (0.17)    (0.33)   (2.16)   (2.42)   (0.25)   (1.50)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $  14.33  $  18.63  $ 22.17  $ 20.34  $ 19.01  $ 17.72
-------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                        (22.29%)  (14.57%)  20.03%   20.01%    8.77%   28.68%

Ratios/Supplemental Data
Net assets, end of period ($000)          $ 23,498  $ 31,267  $24,740  $13,893  $10,455  $ 8,405
Ratio of net expenses to average net
  assets(2)                                  1.73%     1.72%    1.78%    1.80%    1.80%    1.80%
Ratio of net investment income to average
  net assets(2)                              2.06%     1.66%    1.22%    1.48%    1.35%    1.57%
Ratio of expenses to average net assets
  before reductions(2)(4)                    1.82%     1.80%    1.85%    1.99%    2.11%    2.51%
Portfolio turnover rate(1)(3)               17.75%    22.74%   37.07%   69.20%   51.36%   41.22%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Highlands Growth Fund

                                           2002      2001      2000     1999     1998     1997
                                         --------  --------  -------  -------  -------  --------
Net Asset Value, Beginning of Period     $  15.47  $  18.66  $ 22.37  $ 21.23  $ 18.55  $  16.41
-------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                (0.02)    (0.04)   (0.01)   (0.01)    0.06      0.06
Net gains (losses) on securities and
  futures (both realized and unrealized)    (2.11)    (2.45)   (2.17)    4.37     4.32      4.73
-------------------------------------------------------------------------------------------------
Total from Investment Operations            (2.13)    (2.49)   (2.18)    4.36     4.38      4.79
-------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                     --        --       --       --    (0.06)    (0.06)
From net capital gains                         --     (0.70)   (1.53)   (3.22)   (1.64)    (2.59)
-------------------------------------------------------------------------------------------------
Total Distributions                            --     (0.70)   (1.53)   (3.22)   (1.70)    (2.65)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $  13.34  $  15.47  $ 18.66  $ 22.37  $ 21.23  $  18.55
-------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                       (13.77%)  (13.33%)  (9.76%)  21.16%   23.67%    29.28%

Ratios/Supplemental Data
Net assets, end of period ($000)         $ 27,319  $ 32,248  $44,049  $53,087  $43,908  $ 33,752
Ratio of net expenses to average net
  assets(2)                                 1.69%     1.64%    1.43%    1.56%    1.69%     1.87%
Ratio of net investment income (loss) to
  average net assets(2)                    (0.23%)   (0.23%)  (0.04%)  (0.04%)   0.31%     0.30%
Ratio of expenses to average net assets
  before reductions(2)(4)                   1.74%     1.66%    1.43%    1.57%    1.70%     1.87%
Portfolio turnover rate(1)(3)              25.11%    36.99%   58.03%   51.22%   79.98%   129.79%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Dynamic Growth Fund

                                                                  2002      2001      2000*
                                                                --------  --------  --------
Net Asset Value, Beginning of Period                            $   7.37  $   8.52  $  10.00
---------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                       (0.03)    (0.04)     0.04
Net gains (losses) on securities and futures (both realized and
  unrealized)                                                      (0.74)    (1.11)    (1.39)
---------------------------------------------------------------------------------------------
Total from Investment Operations                                   (0.77)    (1.15)    (1.35)
---------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                            --        --     (0.04)
In excess of net investment income                                    --        --     (0.09)
---------------------------------------------------------------------------------------------
Total Distributions                                                   --        --     (0.13)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $   6.60  $   7.37  $   8.52
---------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)(1)
                                                                 (10.45%)
                                                                           (13.47%)
                                                                                     (13.54%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                $ 20,480  $ 23,126  $ 20,399
Ratio of net expenses to average net assets(2)                     1.16%     1.03%     1.10%
Ratio of net investment income (loss) to average net assets(2)    (0.84%)   (0.62%)    0.53%
Ratio of expenses to average net assets before reductions(2)(4)    1.28%     1.34%     1.30%
Portfolio turnover rate(1)(3)                                    163.68%   131.21%   257.72%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.
*   Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Aggressive Growth Fund

                                                                  2002      2001      2000*
                                                                --------  --------  --------
Net Asset Value, Beginning of Period                            $   6.52  $   7.86  $  10.00
---------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                       (0.04)    (0.05)    (0.01)
Net gains (losses) on securities and futures (both realized and
  unrealized)                                                      (0.74)    (1.29)    (2.11)
---------------------------------------------------------------------------------------------
Total from Investment Operations                                   (0.78)    (1.34)    (2.12)
---------------------------------------------------------------------------------------------

Less Distributions
In excess of net investment income                                    --        --     (0.02)
---------------------------------------------------------------------------------------------
Total Distributions                                                   --        --     (0.02)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $   5.74  $   6.52  $   7.86
---------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)(1)
                                                                 (11.96%)
                                                                           (17.04%)
                                                                                     (21.24%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                $  9,818  $ 12,379  $ 12,079
Ratio of net expenses to average net assets(2)                     1.20%     1.03%     1.10%
Ratio of net investment income (loss) to average net assets(2)    (1.12%)   (0.69%)   (0.11%)
Ratio of expenses to average net assets before reductions(2)(4)    1.56%     1.52%     1.32%
Portfolio turnover rate(1)(3)                                    126.83%   126.69%   302.02%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.
*   Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The U.S. Government Bond Fund

                                        2002     2001      2000      1999      1998      1997
                                      -------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period  $ 21.41  $  21.92  $  21.33  $  22.14  $  21.19  $  20.64
------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                    0.26      0.79      1.10      0.88      0.97      0.99
Net gains (losses) on securities and
  futures (both realized and
  unrealized)                            0.42     (0.51)     0.59     (0.81)     1.02      0.55
------------------------------------------------------------------------------------------------
Total from Investment Operations         0.68      0.28      1.69      0.07      1.99      1.54
------------------------------------------------------------------------------------------------

Less Distributions
From net investment income              (0.23)    (0.79)    (1.10)    (0.88)    (0.97)    (0.99)
From net capital gains                     --        --        --        --     (0.07)       --
------------------------------------------------------------------------------------------------
Total Distributions                     (0.23)    (0.79)    (1.10)    (0.88)    (1.04)    (0.99)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $ 21.86  $  21.41  $  21.92  $  21.33  $  22.14  $  21.19
------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                     3.19%     1.23%     8.15%     0.35%     9.62%     7.70%

Ratios/Supplemental Data
Net assets, end of period ($000)      $11,972  $ 13,080  $ 13,340  $ 12,422  $ 11,294  $ 16,973
Ratio of net expenses to average net
  assets(2)                             1.10%     1.07%     1.00%     1.00%     1.00%     1.00%
Ratio of net investment income to
  average net assets(2)                 2.13%     3.58%     5.12%     4.10%     4.52%     4.85%
Ratio of expenses to average net
  assets before reductions(2)(4)        1.14%     1.13%     1.30%     1.18%     1.16%     1.14%
Portfolio turnover rate(1)(3)          94.38%   503.20%   375.47%   352.23%   225.11%   375.64%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Money Market Fund

                                            2002      2001      2000      1999      1998      1997
                                          --------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
-----------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                        0.008     0.040     0.060     0.049     0.052     0.053
-----------------------------------------------------------------------------------------------------
Total from Investment Operations             0.008     0.040     0.060     0.049     0.052     0.053
-----------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                  (0.008)   (0.040)   (0.060)   (0.049)   (0.052)   (0.053)
-----------------------------------------------------------------------------------------------------
Total Distributions                         (0.008)   (0.040)   (0.060)   (0.049)   (0.052)   (0.053)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
-----------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                          0.84%     4.10%     6.20%     4.96%     5.31%     5.38%

Ratios/Supplemental Data
Net assets, end of period ($000)          $237,422  $221,594  $233,227  $232,023  $154,255  $169,335
Ratio of net expenses to average net
  assets(2)                                  0.45%     0.44%     0.41%     0.41%     0.40%     0.40%
Ratio of net investment income to average
  net assets(2)                              1.69%     4.00%     6.01%     4.88%     5.19%     5.26%
Ratio of expenses to average net assets
  before reductions(2)(3)                    0.65%     0.62%     0.60%     0.54%     0.59%     0.59%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Notes to Financial Statements
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust offers seven separate series, and it is presently comprised of seven separate funds as follows: The Muirfield Fund(R) ("Muirfield"), The Total Return Utilities Fund ("TRUF"), The Highlands Growth Fund(R) ("Highlands"), The Dynamic Growth Fund ("Dynamic"), The Aggressive Growth Fund ("Aggressive"), The U.S. Government Bond Fund ("Bond") and The Money Market Fund ("Money Market") (each a "Fund" and collectively the "Funds"). Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                               Percentage of
                                                             Portfolio Owned by
                                                                 Fund as of
 Fund                            Portfolio                     June 30, 2002*
 ----                            ---------                   ------------------
 The Muirfield Fund(R)           Asset Allocation Portfolio          96%
 The Total Return Utilities Fund Utilities Portfolio                 87%
 The Highlands Growth Fund(R)    Growth Stock Portfolio              85%
 The Dynamic Growth Fund         Growth Portfolio                   100%
 The Aggressive Growth Fund      Aggressive Growth Portfolio        100%
 The U.S. Government Bond Fund   Bond Portfolio                     100%
 The Money Market Fund           Money Market Portfolio              91%

*There is a partner in each Portfolio that owns a de minimis position.

The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments. Each Fund records its investment in the corresponding Portfolio at value. Valuation of securities held by each Portfolio is discussed in the Portfolios' notes to financial statements included elsewhere in this report.

Federal income taxes. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Highlands, Dynamic, and Aggressive declare and pay dividends from net investment income, if any, on a quarterly basis. TRUF declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund's corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been

The Flex-funds
reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2001 were as follows:

                                                             Undistributed Net
                                           Undistributed Net Realized Gains and
                                 Capital   Investment Income       Losses
                                ---------  ----------------- ------------------
The Muirfield Fund(R)           $ 752,862      $(544,533)        $(208,329)
The Total Return Utilities Fund  (120,563)        18,311           102,252
The Highlands Growth Fund(R)      419,284         82,737          (502,021)
The Dynamic Growth Fund          (134,944)       134,944                --
The Aggressive Growth Fund        (90,082)        90,082                --
The U.S. Government Bond
  Fund                             (3,699)       153,964          (150,265)

Investment income & expenses. The Funds record daily their proportionate share of the corresponding Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

2.  Agreements and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard") and Sector Capital Management, L.L.C. ("Sector Capital") serve as subadvisors of the Utilities Portfolio and the Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, TRUF, Highlands, Dynamic, and Aggressive, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund's average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund's average daily net assets. For Money Market, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund. For Fund's which are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MAM has agreed to reduce its fees and/or reimburse expenses, including expenses allocated from each respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses), to limit Dynamic, Aggressive, and Bond's total annual operating expenses to 1.25%, 1.25%, and 1.10% of average daily net assets, respectively. MAM has also agreed to reduce its fees and/or reimburse expenses to the extent necessary to achieve an effective yield for Money Market that will rank in the top 10% of yields for all general purpose money market funds in 2002. Such reduction and/or reimbursement is limited to the total of fees charged to each Fund by MAM and MFSCo. For the six months ended June 30, 2002, MAM reimbursed $2,226, $15,917, and $56,333 to Dynamic, Aggressive, and Money Market, respectively.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Highlands, Bond, and Money Market have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. TRUF, Dynamic, and Aggressive have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets.

3.  Federal Tax Information

During the year ended December 31, 2001, The Highlands Growth Fund(R) declared a long-term capital gain distribution of $1,438,948.

                                                                 The Flex-funds

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2001, which are available to offset future capital gains, if any:

                                                Amount    Expires
                                              ----------- -------
              The Muirfield Fund(R)           $14,770,866  2008
              The Muirfield Fund(R)            11,066,871  2009
              The Total Return Utilities Fund     612,252  2009
              The Highlands Growth Fund(R)        869,381  2009
              The Dynamic Growth Fund           3,185,661  2008
              The Dynamic Growth Fund             726,971  2009
              The Aggressive Growth Fund        4,745,009  2008
              The Aggressive Growth Fund          618,687  2009
              The U.S. Government Bond Fund       226,618  2007
              The U.S. Government Bond Fund        11,259  2008

The Flex-funds

Statements of Assets & Liabilities
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                         Asset
                                                       Allocation   Utilities
                                                       Portfolio    Portfolio
                                                       ----------- -----------
 Assets
 Investments, at value*                                $52,946,788 $26,497,675
 Repurchase agreements, at value*                        3,154,000     630,000
 Trustee deferred compensation investments, at value        97,500      25,008
 Cash                                                          240          36
 Receivable for securities sold                                 --          --
 Receivable from corresponding Fund                             --          --
 Interest and dividend receivable                           16,607      41,540
 Prepaid expenses/other assets                              21,235      16,706
 -----------------------------------------------------------------------------
 Total Assets                                           56,236,370  27,210,965
 -----------------------------------------------------------------------------

 Liabilities
 Payable for securities purchased                               --          --
 Payable for net variation margin on futures contracts          --          --
 Payable for Trustee Deferred Compensation Plan             97,500      25,008
 Options written (premiums received $58,673)                    --          --
 Payable to investment advisor                              42,663      21,788
 Accrued fund accounting fees                                3,462       2,696
 Other accrued liabilities                                  19,620       7,226
 -----------------------------------------------------------------------------
 Total Liabilities                                         163,245      56,718
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Total Net Assets                                      $56,073,125 $27,154,247
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 * Investments, at cost                                $55,702,687 $32,785,445
 -----------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

            Growth                Aggressive                 Money
             Stock      Growth      Growth       Bond       Market
           Portfolio   Portfolio  Portfolio    Portfolio   Portfolio
          ----------- ----------- ----------- ----------- ------------
          $31,369,673 $19,672,539 $ 9,698,059 $11,662,932 $213,174,857
              825,000     837,000          --     166,000   46,688,000
               47,266      10,819       9,154      18,984       46,296
                  498         186     124,445         500      411,815
               52,543          --          --          --           --
                   --          --          --          --      407,330
               32,254         252         121     247,984    2,091,604
                6,848       1,242         684         706        1,231
          ------------------------------------------------------------
           32,334,082  20,522,038   9,832,463  12,097,106  262,821,133
          ------------------------------------------------------------

               11,864          --          --          --    1,031,693
                   --         900         475          --           --
               47,266      10,819       9,154      18,984       46,296
                   --          --          --      51,563           --
               25,223      11,961       5,777       3,221       29,209
                3,035       2,078       1,216       1,446        5,487
               13,074      14,984      11,928      10,359       12,363
          ------------------------------------------------------------
              100,462      40,742      28,550      85,573    1,125,048
          ------------------------------------------------------------
          ------------------------------------------------------------
          $32,233,620 $20,481,296 $ 9,803,913 $12,011,533 $261,696,085
          ------------------------------------------------------------
          ------------------------------------------------------------
          $35,150,076 $21,241,707 $10,011,195 $11,599,457 $259,862,857
          ------------------------------------------------------------

The Flex-funds

Statements of Operations
For the Six Months Ended June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                                              Asset
                                                                            Allocation   Utilities
                                                                            Portfolio    Portfolio
                                                                           -----------  -----------
Investment Income
Interest                                                                   $    71,687  $    13,136
Dividends                                                                       62,486      610,330
----------------------------------------------------------------------------------------------------
Total Investment Income                                                        134,173      623,466
----------------------------------------------------------------------------------------------------
Expenses
Investment advisor                                                             287,746      164,581
Fund accounting                                                                 20,401       17,571
Trustee                                                                         14,442        8,390
Audit                                                                            5,682        6,459
Custodian                                                                        7,050        4,466
Legal                                                                            1,176        1,176
Insurance                                                                        2,076        1,376
Other                                                                            4,107        3,605
----------------------------------------------------------------------------------------------------
Total Expenses Before Reductions                                               342,680      207,624
----------------------------------------------------------------------------------------------------

Investment advisor fees waived                                                      --           --
Expenses paid indirectly                                                       (11,737)     (15,646)
----------------------------------------------------------------------------------------------------
Total Net Expenses                                                             330,943      191,978
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                  (196,770)     431,488
----------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from futures contracts                                 15,875           --
Net realized gain (loss) from investment transactions and distributions of
  realized gains by other investment companies                                (565,313)  (2,357,468)
Net change in unrealized appreciation (depreciation) of investments         (1,182,514)  (6,075,038)
----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments                    (1,731,952)  (8,432,506)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                         $(1,928,722) $(8,001,018)
----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

            Growth                   Aggressive               Money
             Stock       Growth        Growth      Bond      Market
           Portfolio    Portfolio    Portfolio   Portfolio  Portfolio
          -----------  -----------  -----------  --------- ----------
          $    15,592  $    11,830  $     4,702  $198,471  $2,776,417
              252,128       24,657           --        --          --
          ------------------------------------------------------------
              267,720       36,487        4,702   198,471   2,776,417
          ------------------------------------------------------------
              183,617       83,891       42,480    24,611     398,739
               18,053       13,665        8,140     8,632      31,322
                9,963        5,374        4,016     4,968       4,476
                6,570        5,682        6,182     5,695       6,687
               10,621        3,704        3,105     1,600      19,786
                1,124        1,176        1,176     1,124         875
                2,438          664          424       100       5,195
                4,242          347          543       707       3,721
          ------------------------------------------------------------
              236,628      114,503       66,066    47,437     470,801
          ------------------------------------------------------------

               (1,697)          --           --    (2,286)   (204,128)
               (7,469)     (11,629)      (4,301)       --          --
          ------------------------------------------------------------
              227,462      102,874       61,765    45,151     266,673
          ------------------------------------------------------------
          ------------------------------------------------------------
               40,258      (66,387)     (57,063)  153,320   2,509,744
          ------------------------------------------------------------

             (112,863)    (128,001)    (113,337)       --          --
           (2,637,773)  (2,364,806)  (1,586,200)   15,734          --
           (2,488,949)     171,426      360,128   241,115          --
          ------------------------------------------------------------
           (5,239,585)  (2,321,381)  (1,339,409)  256,849          --
          ------------------------------------------------------------
          ------------------------------------------------------------
          $(5,199,327) $(2,387,768) $(1,396,472) $410,169  $2,509,744
          ------------------------------------------------------------

The Flex-funds

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                              Asset Allocation Portfolio     Utilities Portfolio       Growth Stock Portfolio
                              --------------------------  -------------------------  --------------------------
                                  2002          2001          2002         2001          2002          2001
                              ------------  ------------  -----------  ------------  ------------  ------------
Operations
Net investment income
  (loss)                      $   (196,770) $    326,042  $   431,488  $    823,591  $     40,258  $     81,469
Net realized gain (loss) from
  investments and futures
  contracts                       (549,438)  (11,680,310)  (2,357,468)   (2,260,797)   (2,750,636)   (3,015,271)
Net change in unrealized
  appreciation
  (depreciation) of
  investments                   (1,182,514)      453,972   (6,075,038)   (4,483,414)   (2,488,949)   (4,413,855)
----------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from operations     (1,928,722)  (10,900,296)  (8,001,018)   (5,920,620)   (5,199,327)   (7,347,657)
----------------------------------------------------------------------------------------------------------------

Transactions of Investors'
  Beneficial Interests
Contributions                    7,220,964    10,615,294    6,436,876    22,964,327    12,059,420     6,402,311
Withdrawals                    (15,070,653)  (42,465,682)  (7,208,538)  (12,007,187)  (14,928,417)  (15,939,452)
----------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from transactions
  of investors' beneficial
  interests                     (7,849,689)  (31,850,388)    (771,662)   10,957,140    (2,868,997)   (9,537,141)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total Change in Net Assets      (9,778,411)  (42,750,684)  (8,772,680)    5,036,520    (8,068,324)  (16,884,798)
----------------------------------------------------------------------------------------------------------------
Net Assets -- Beginning of
  Period                        65,851,536   108,602,220   35,926,927    30,890,407    40,301,944    57,186,742
----------------------------------------------------------------------------------------------------------------
Net Assets -- End of Period   $ 56,073,125  $ 65,851,536  $27,154,247  $ 35,926,927  $ 32,233,620  $ 40,301,944
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

    Growth Portfolio      Aggressive Growth Portfolio      Bond Portfolio          Money Market Portfolio
------------------------  --------------------------  ------------------------  ----------------------------
    2002         2001         2002          2001          2002         2001          2002           2001
-----------  -----------  -----------   -----------   -----------  -----------  -------------  -------------

$   (66,387) $   (98,498) $   (57,063)  $   (83,171)  $   153,320  $   571,316  $   2,509,744  $  14,099,302


 (2,492,807)  (1,666,744)  (1,699,537)   (1,301,404)       15,734       25,520             --             --



    171,426   (1,319,175)     360,128    (1,261,652)      241,115     (361,296)            --             --
-------------------------------------------------------------------------------------------------------------

 (2,387,768)  (3,084,417)  (1,396,472)   (2,646,227)      410,169      235,540      2,509,744     14,099,302
-------------------------------------------------------------------------------------------------------------

  4,905,692   10,909,347    1,770,915     7,945,102     3,155,842    3,814,423    174,922,364    638,416,530
 (3,671,752)  (6,564,239)  (2,451,218)   (5,484,611)   (5,080,972)  (3,883,881)  (186,065,975)  (679,391,675)
-------------------------------------------------------------------------------------------------------------



  1,233,940    4,345,108     (680,303)    2,460,491    (1,925,130)     (69,458)   (11,143,611)   (40,975,145)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 (1,153,828)   1,260,691   (2,076,775)     (185,736)   (1,514,961)     166,082     (8,633,867)   (26,875,843)
-------------------------------------------------------------------------------------------------------------

 21,635,124   20,374,433   11,880,688    12,066,424    13,526,494   13,360,412    270,329,952    297,205,795
-------------------------------------------------------------------------------------------------------------
$20,481,296  $21,635,124  $ 9,803,913   $11,880,688   $12,011,533  $13,526,494  $ 261,696,085  $ 270,329,952
-------------------------------------------------------------------------------------------------------------

The Flex-funds

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Asset Allocation Portfolio

                                            2002     2001      2000      1999     1998     1997
                                          -------  --------  --------  -------- -------- --------
Total Return(1)                            (3.25%)  (10.21%)  (15.30%)   17.39%   30.23%   19.29%

Net assets, end of period ($000)          $56,073  $ 65,852  $108,602  $178,541 $140,808 $144,533
Ratio of net expenses to average net
  assets(2)                                 1.10%     1.02%     0.88%     0.86%    0.91%    0.89%
Ratio of net investment income to average
  net assets(2)                            (0.65%)    0.40%     3.28%     1.69%    1.56%    2.08%
Ratio of expenses to average net assets
  before reductions(2)                      1.14%     1.08%     0.88%     0.86%    0.91%    0.89%
Portfolio turnover rate(1)                 70.12%   297.81%   405.88%   787.66%  128.31%  395.42%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Utilities Portfolio

                                                 2002      2001     2000    1999    1998    1997
                                               --------  --------  ------- ------- ------- -------
Total Return(1)                                 (22.05%)  (13.65%)  21.81%  21.81%  10.33%  30.41%

Net assets, end of period ($000)               $ 27,154  $ 35,927  $30,890 $18,051 $13,220 $10,670
Ratio of net expenses to average net assets(2)    1.17%     1.17%    1.29%   1.35%   1.44%   1.60%
Ratio of net investment income to average net
  assets(2)                                       2.62%     2.23%    1.74%   1.94%   1.73%   1.79%
Ratio of expenses to average net assets before
  reductions(2)                                   1.26%     1.25%    1.30%   1.35%   1.46%   1.65%
Portfolio turnover rate(1)                       17.75%    22.74%   37.07%  69.20%  51.36%  41.22%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Growth Stock Portfolio

                                                 2002      2001      2000    1999    1998     1997
                                               --------  --------  -------  ------- ------- --------
Total Return(1)                                 (13.55%)  (12.05%)  (8.33%)  22.72%  24.58%   31.15%

Net assets, end of period ($000)               $ 32,234  $ 40,302  $57,187  $65,217 $51,168 $ 33,394
Ratio of net expenses to average net assets(2)    1.24%     1.24%    1.10%    1.15%   1.25%    1.34%
Ratio of net investment income to average net
  assets(2)                                       0.22%     0.17%    0.29%    0.39%   0.77%    0.83%
Ratio of expenses to average net assets before
  reductions(2)                                   1.29%     1.26%    1.12%    1.16%   1.26%    1.34%
Portfolio turnover rate(1)                       25.11%    36.99%   58.03%   51.22%  79.98%  129.79%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Growth Portfolio

                                                                 2002      2001      2000*
                                                               --------  --------  --------
Total Return(1)                                                 (10.33%)  (12.44%)  (12.62%)
Net assets, end of period ($000)                               $ 20,481  $ 21,635  $ 20,374
Ratio of net expenses to average net assets(2)                    0.92%     0.86%     0.99%
Ratio of net investment income (loss) to average net assets(2)   (0.59%)   (0.45%)    0.63%
Ratio of expenses to average net assets before reductions(2)      1.02%     1.02%     0.99%
Portfolio turnover rate(1)                                      163.68%   131.21%   257.72%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
 *   Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Aggressive Growth Portfolio

                                                                 2002      2001      2000*
                                                               --------  --------  --------
Total Return(1)                                                 (11.91%)  (16.01%)  (20.32%)
Net assets, end of period ($000)                               $  9,804  $ 11,881  $ 12,066
Ratio of net expenses to average net assets(2)                    1.09%     0.98%     1.00%
Ratio of net investment income (loss) to average net assets(2)   (1.01%)   (0.64%)   (0.02%)
Ratio of expenses to average net assets before reductions(2)      1.17%     1.14%     1.00%
Portfolio turnover rate(1)                                      126.83%   126.69%   302.02%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
 *  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Bond Portfolio

                                           2002     2001     2000     1999     1998     1997
                                          ------- -------- -------- -------- -------- --------
Total Return(1)                             3.38%    2.30%    9.15%    1.35%   10.62%    8.70%

Net assets, end of period ($000)          $12,012 $ 13,526 $ 13,360 $ 12,427 $ 10,996 $ 16,909
Ratio of net expenses to average net
  assets(2)                                 0.73%    0.68%    0.45%    0.54%    0.57%    0.57%
Ratio of net investment income to average
  net assets(2)                             2.49%    3.96%    5.66%    4.57%    4.97%    5.27%
Ratio of expenses to average net assets
  before reductions(2)                      0.77%    0.74%    0.75%    0.73%    0.73%    0.71%
Portfolio turnover rate(1)                 94.38%  503.20%  375.47%  352.23%  225.11%  375.64%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Money Market Portfolio

                                                 2002     2001     2000      1999      1998     1997
                                               -------- -------- -------- ---------- -------- --------
Total Return(1)                                   0.96%    4.54%    6.61%      5.37%    5.71%    5.78%

Net assets, end of period ($000)               $261,696 $270,330 $297,206 $1,104,197 $798,269 $587,019
Ratio of net expenses to average net assets(2)    0.21%    0.21%    0.19%      0.18%    0.18%    0.18%
Ratio of net investment income to average net
  assets(2)                                       1.94%    4.26%    6.05%      5.07%    5.39%    5.47%
Ratio of expenses to average net assets before
  reductions(2)                                   0.36%    0.35%    0.30%      0.30%    0.30%    0.31%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Notes to Financial Statements
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Each fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio"; collectively the "Portfolios") having the same investment objective as the fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes, the Portfolios qualify as partnerships, and each investor in the corresponding Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the corresponding Portfolio. Accordingly, as a "pass-through" entity, the Portfolios pay no income dividends or capital gain distributions. The investment objective of each Portfolio is as follows:

   The Asset Allocation Portfolio (formerly Mutual Fund Portfolio) seeks growth of capital by investing primarily in other growth mutual funds that are not affiliated with the portfolio.

   The Utilities Portfolio (formerly Utilities Stock Portfolio) seeks current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Portfolio will not invest in electric utilities that generate power from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

   The Growth Stock Portfolio seeks growth of capital by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index. Current income is not a primary objective.

   The Growth Portfolio (formerly Growth Mutual Fund Portfolio) and the Aggressive Growth Portfolio (formerly Aggressive Growth Mutual Fund Portfolio) seek growth of capital by investing primarily in other mutual funds that are not affiliated with the portfolios.

   The Bond Portfolio seeks to maximize current income through investments in securities, which are issued or guaranteed as to principal and interest, by the U.S. government or any of its agencies or instrumentalities and repurchase agreements involving these U.S. government securities.

   The Money Market Portfolio seeks to provide current income while maintaining a stable share price of $1.00 by investing primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 p.m. Eastern Time. The Portfolios obtain prices from independent pricing services, which use valuation techniques approved by the Board of Trustees ("Trustees").

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the six remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. In non-Money Market Portfolios, when such securities are valued within sixty days or less to maturity, the difference between the

The Flex-funds
valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements. Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options. Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under GAAP. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those that are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

Transactions in options written during the six months ended June 30, 2002, were as follows:

                                                   Number of Premiums
          Bond Portfolio                           Contracts Received
          --------------                           --------- --------
          Options outstanding at December 31, 2001     0     $     0
          Options written                             60      58,673
          Options outstanding at June 30, 2002        60     $58,673

Federal income taxes. The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

Each Portfolio, except Growth Portfolio and Aggressive Growth Portfolio, has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

                                                                 The Flex-funds

2.  Investment Transactions

For the six months ended June 30, 2002, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

                                               Purchases     Sales
                                              ----------- -----------
          Asset Allocation Portfolio          $33,408,534 $70,842,258
          Utilities Portfolio                   5,963,966   5,562,980
          Growth Stock Portfolio                8,890,184  13,147,362
          Growth Portfolio                     34,700,732  34,573,759
          Aggressive Growth Portfolio          14,103,544  15,058,830
          Bond Portfolio                       11,444,713  13,240,359

As of June 30, 2002, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                            Cost basis                             Net unrealized
                                of        Unrealized   Unrealized   appreciation
                            investments  appreciation depreciation (depreciation)
                            ------------ ------------ ------------ --------------
Asset Allocation Portfolio  $ 55,702,687  $  443,384  $   (45,283)  $   398,101
Utilities Portfolio           32,873,040   2,291,212   (8,036,577)   (5,745,365)
Growth Stock Portfolio        36,669,330   3,553,428   (8,028,085)   (4,474,657)
Growth Portfolio              21,587,893      12,976   (1,091,330)   (1,078,354)
Aggressive Growth Portfolio   10,582,456      59,131     (943,528)     (884,397)
Bond Portfolio                11,602,191     229,486       (2,745)      226,741
Money Market Portfolio       259,862,857          --           --            --

3.  Investment Advisory Fees and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard") and Sector Capital Management, L.L.C. ("Sector Capital") serve as subadvisors of the Utilities Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

For such services the Portfolios pay a fee at the following annual rates: Asset Allocation Portfolio, Utilities Portfolio, and Growth Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Utilities Portfolio, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Growth Stock Portfolio, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets; Growth Portfolio and Aggressive Growth Portfolio, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the six months ended June 30, 2002, Sector Capital voluntarily waived $1,697 of investment advisory fees in the Growth Stock Portfolio and MAM agreed to reduce $2,286 and $204,128 of investment advisory fees in the Bond Portfolio and the Money Market Portfolio, respectively.

Adviser Dealer Services, Inc. ("ADS"), an affiliated broker-dealer of MAM, received distribution fees from underlying holdings of the Asset Allocation Portfolio, Growth Portfolio, and Aggressive Growth Portfolio. ADS deposits these fees back into the aforementioned Portfolios in an effort to reduce expenses. During the six months ended June 30, 2002,

The Flex-funds

ADS deposited $11,737, $11,629, and $4,301 of distribution fees received into the Asset Allocation Portfolio, Growth Portfolio, and Aggressive Growth Portfolio, respectively.

Also, ADS has an arrangement with the Utilities Portfolio and Growth Stock Portfolio whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Portfolios. For the six months ended June 30, 2002, ADS received $5,835 and $3,465 in commissions in connection with the purchase and sale of investments for the Utilities Portfolio and Growth Stock Portfolio, respectively. For the same time period ADS paid $15,646 and $7,469 of the Utilities Portfolio and Growth Stock Portfolio, respectively, expenses under this arrangement.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

       or

    b. $7,500 for each Portfolio, except
       $30,000 for the Money Market Portfolio.

                                                                 The Flex-funds

Trustees and Officers
--------------------------------------------------------------------------------

Certain trustees and officers of the Portfolio are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and the Portfolio and elect their officers. The officers are responsible for the Portfolios day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address(1), and Year of Birth Position and Length of Service(2) Principal Occupation During Past Five Years
----------------------------------- --------------------------------- -------------------------------------------
      Robert S. Meeder, Sr.*           Trustee and President          Chairman of Meeder Asset Management,
      Year of Birth: 1929                                             Inc., an investment advisor; Chairman and
                                                                      Director of Mutual Funds Service Co., the
                                                                      Fund Complex's transfer agent; Director of
                                                                      Adviser Dealer Services, Inc., the Fund
                                                                      Complex's Distributor.

      Milton S. Bartholomew            Trustee                        Retired; formerly a practicing attorney in
      Year of Birth: 1929                                             Columbus, Ohio; member of the Fund
                                                                      Complex's Audit Committee.

      Roger D. Blackwell               Trustee                        Professor of Marketing and Consumer
      Year of Birth: 1940                                             Behavior, The Ohio State University;
                                                                      President of Blackwell Associates, Inc., a
                                                                      strategic consulting firm.

      Robert S. Meeder, Jr.*           Trustee and Vice President     President of Meeder Asset Management,
      Year of Birth: 1961                                             Inc.

      Walter L. Ogle                   Trustee                        Retired; formerly Executive Vice President
      Year of Birth: 1937                                             of Aon Consulting, an employee benefits
                                                                      consulting group; member of the Fund
                                                                      Complex's Audit Committee.

      Charles A. Donabedian            Trustee                        President, Winston Financial, Inc., which
      Year of Birth: 1943                                             provides a variety of marketing consulting
                                                                      services to investment management
                                                                      companies; CEO, Winston Advisors, Inc.,
                                                                      an investment advisor; member of the
                                                                      Fund Complex's Audit Committee.

      James W. Didion                  Trustee                        Retired; formerly Executive Vice President
      Year of Birth: 1930                                             of Core Source, Inc., an employee benefit
                                                                      and Workers' Compensation
                                                                      administration and consulting firm
                                                                      (1991-1997).

      Jack W. Nicklaus                 Trustee                        Designer, Nicklaus Design, a golf course
      Year of Birth: 1961                                             design firm and division of The Nicklaus
                                                                      Companies.

(1) The address of each Trustee is 6000 Memorial Drive, Dublin, OH 43017.
(2) Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

The Flex-funds

                   Manager and Investment Advisor:
                   Meeder Asset Management
                   6000 Memorial Drive
                   P.O. Box 7177
                   Dublin, Ohio 43017

                   Subadvisor/The Utilities Portfolio
                   Miller/Howard Investments, Inc.
                   141 Upper Byrdcliffe Road, P.O. Box 549
                   Woodstock, New York 12498

                   Subadvisor/The Growth Stock Portfolio
                   Sector Capital Management L.L.C.
                   51 Germantown Court, Suite 309
                   Cordova, TN 38018

                   Board of Trustees
                   Milton S. Bartholomew
                   Dr. Roger D. Blackwell
                   James Didion
                   Charles Donabedian
                   Robert S. Meeder, Sr.
                   Robert S. Meeder, Jr.
                   Jack Nicklaus II
                   Walter L. Ogle

                   Custodian
                   U.S. Bank, N.A.
                   Cincinnati, Ohio 45201

                   Transfer Agent Dividend Disbursing Agent
                   Mutual Funds Service Co.
                   6000 Memorial Drive
                   Dublin, Ohio 43017

                   Auditors
                   KPMG LLP
                   Columbus, Ohio 43215

The Flex-funds
--------------

Managed by a Meeder Financial Company

6000 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com